     Commission File No. 000-31199

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities of 1934

Check the appropriate box:

[  ]     Preliminary Information Statement
[  ]     Confidential for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]     Definitive Information Statement

CALYPSO FINANCIAL SERVICES, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[  ]     Fee computed on table below per Rules 14c-5(g) and 0-11.
     (1)     Title of each class of securities to which transaction applies: n/a
     (2)     Aggregate number of securities to which transaction applies: n/a

     (3)     Per unit price or other underlying value of transaction computed pursuant to Rule 0-11

              (set forth the amount on which the  filing fee is calculated and state how it was determined):

                                       n/a.

     (4)     Proposed maximum aggregate value of transaction: n/a
     (5)     Total fee paid: -0-

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement  number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:
     (2)     Form, Schedule or Registration Statement No.:
     (3)     Filing Party:
     (4)     Date filed:

CALYPSO FINANCIAL SERVICES, INC.

19 East 200 South, Suite 1080

Salt Lake City, Utah 84111

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

Dear Stockholders of Calypso Financial Services, Inc.:

     We are writing to advise you that our two controlling stockholders, owning approximately 80% of our outstanding shares, have approved by written consent proposals to (a) change our corporate domicile from the State of Delaware to the State of Nevada, and (b) change our corporate name to “Calypso Media Services Group, Inc."

     On October 12, 2007, our board of directors unanimously approved the change of corporate domicile and name change. The board also unanimously approved the execution of the agreement to acquire Media Depot, Inc., a privately held corporation based in Montoursville, Pennsylvania (referred to herein as “Media Depot”).

     To facilitate the acquisition of Media Depot, we will merge our newly created, wholly owned subsidiary, Calypso Acquisitions, Inc., with and into Media Depot with Media Depot being the survivor of the merger. Under the terms of the agreement, each share of Media Depot's outstanding capital stock will be converted into 1,000 shares of Calypso Financial Services common stock, resulting in an aggregate of 3,500,000 shares of our common stock being issued to Media Depot stockholders. The acquisition will not be effective until the articles of merger between our acquisition subsidiary and Media Depot are filed with the offices of the Secretary of State for Nevada and Delaware.

      PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM OUR CONTROLLING

      STOCKHOLDERS IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT

      FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED

      TO APPROVE THESE ACTIONS. STOCKHOLDER APPROVAL OF THE ACQUISITION

      OF MEDIA DEPOT IS NOT REQUIRED NOR IS IT BEING SOUGHT.

     No action is required by you. The accompanying information statement is furnished only to inform stockholders of the actions taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Completion of the acquisition of Media Depot will result in a change in control of Calypso Financial Services and our of Media Depot's assets, liabilities and operations.

     The accompanying information statement is for information purposes only and explains the actions taken by written consent, the terms of the acquisition of Media Depot and related transactions. Please read the accompanying information statement carefully.

December 10, 2007                                        Very truly yours,

                                                                    /s/ Edward F. Cowle
                                                                    Edward F. Cowle, President

CALYPSO FINANCIAL SERVICES, INC.

19 East 200 South, Suite 1080
Salt Lake City, Utah 84111

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES OF 1934 AND
REGULATION 14C THEREUNDER

     This information statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.00001 par value, of Calypso Financial Services, Inc., a Nevada corporation, which we refer to herein as “Calypso,” “company,” “we,” “our” or “us.” The mailing date of this information statement is on or about December 10, 2007.

     On December 7, 2007, the record date for determining the identity of stockholders who are entitled to receive this information statement, 1,500,000 shares of our common stock were issued and outstanding. The common stock constitutes the sole outstanding class of Calypso voting securities. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     On October 12, 2007, our two controlling stockholders who beneficially own in the aggregate 1,196,000 shares, or approximately 80%, of our issued and outstanding common stock, consented in writing to the following:

     1.     The appropriate actions to effect a change of our corporate domicile from the State of Delaware to Nevada.

     2.     The change of our corporate name to reflect the closing of the anticipated acquisition transaction, to “Calypso Media Services Group, Inc.”

     The controlling stockholders have not consented to or considered any other corporate action.

     Also on October 12, 2007, Calypso, together with our wholly owned subsidiary, Calypso Acquisitions, Inc., entered into an agreement and plan of merger with Media Depot, Inc., in order to facilitate our acquisition of Media Depot.

     Because stockholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the change of corporate domicile and name change and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with this information statement. Pursuant to Rule 14c-2 under the Securities of 1934 (the “Exchange Act”), the proposals will not become effective until a date at least 20 days after the date on which this information statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on December 28, 2007. This information statement will serve as written notice to stockholders pursuant to Section 228 of the Delaware General Corporation Law (the “Delaware Code”).

TABLE OF CONTENTS

SECURITY OWNERSHIP OF BENEFICIAL OWNERS,

     Appendix A – Articles of Incorporation (Nevada Corporation)
     Appendix B – Merger Agreement (Change of Domicile)
     Appendix C – Agreement and Plan of Merger
     Appendix D – Section 262 of the Delaware Code

FORWARD-LOOKING INFORMATION

     This information statement and other reports that we file with the SEC contain certain forward-looking statements relating to, among other things, the closing of the acquisition transaction, future financial performance or future events. In some cases, you can identify forward-looking statements by terminology such as "may," "will" "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such statements are subject to numerous known and unknown risks, uncertainties, assumptions and other factors, including those set forth herein, that could cause actual future events or results to differ materially from historical results, or those described in the forward-looking statement. Forward-looking statements contained herein should be considered in light of these factors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this information statement. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

     *     continued development of our business;

     *     dependence on key personnel;

     *     competitive factors;

     *     the operation of our business; and

     *     general economic conditions.

     Except as required under federal securities laws and the rules and regulations of the SEC, we and our merger subsidiary, Calypso Acquisitions, do not undertake to update forward-looking information contained herein or elsewhere to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated in, contemplated by or implied by such statements.

     For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB and 8-K. You can obtain copies of these reports and other filings for free at the SEC’s Web site at www.sec.gov or from commercial document retrieval services.

GENERAL

     This information statement is being furnished to all of our stockholders of record on December 10, 2007 in connection with the approval by our board of directors and controlling stockholders of:

       *     the change in our corporate domicile from the State of Delaware to Nevada; and

       *     the change of our corporate name to Calypso Media Services Group, Inc.

     Our board of directors also unanimously approved the acquisition of Media Depot. To facilitate the acquisition, we entered into the agreement and plan of merger with Media Depot on October 12, 2007. Pursuant to that agreement, we will, among other things, issue 3.5 million shares of our authorized, but previously unissued common stock, to the stockholders of Media Depot in exchange for all of the issued and outstanding capital stock of Media Depot.

     Upon the closing of the acquisition, all of our existing officers and directors will resign and Media Depot will nominate up to three new directors and new management. The acquisition is expected to close on or about December 31, 2007, and will become effective upon the filing of the Articles of Merger with the offices of the Secretaries of the States of Nevada and Delaware. We anticipate the filings will occur immediately after the closing.

     The elimination of the need for a special meeting of stockholders to approve the proposals set forth above is authorized by Section 228 of the Delaware Code. Section 228 provides that any action required or permitted to be taken at any annual or special meeting of stockholders, may be taken without a meeting if a written consent is signed by stockholders having not less than the minimum number of votes that would be necessary to authorize the actions at a duly convened meeting. Where an action is authorized by written consent, no meeting of stockholders need be called. Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent, is to be given to those stockholders who did not consent to the action and would have been entitled to vote on the action at a duly convened meeting.

     Pursuant to the Delaware Code, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the proposed actions set forth herein. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the proposed actions, the board of directors decided to use the written consent of the holders of a majority of our outstanding common stock in lieu of a stockholders’ meeting.

     Our controlling stockholders, who beneficially owned 79.7% of our outstanding common stock entitled to vote on the proposed actions, gave their written consent to approve the actions on October 12, 2007. Accordingly, the above actions will not be submitted to our other stockholders for a vote and this information statement is being furnished to our stockholders only to provide the prompt notice of the taking of such actions.

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of our common stock.

SUMMARY

      This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the change of domicile, name change and the acquisition of Media Depot, you should read carefully this entire information statement and the accompanying documents to which we refer. See "Where You Can Find More Information." The agreement and plan of merger and other documents are attached as appendices to this information statement. We encourage you to read these documents. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

Change of Corporate Domicile and Name Change (Page 14)

     Our board of directors and stockholders holding a majority of our outstanding common stock have approved proposals to (a) change our corporate domicile from Delaware to Nevada, and (b) change our corporate name to "Calypso Media Services Group, Inc." to reflect the Media Depot acquisition The articles of incorporation for the new Nevada entity are attached hereto as Appendix A.

Parties to the Agreement and Plan of Merger (Page 15)

      Calypso Financial Services, Inc.

     19 East 200 South, Suite 1080

     Salt Lake City, Utah 84111

     Calypso was originally organized in the State of Delaware on July 27, 1999, primarily to engage in the business of seeking potential operating businesses and/or business opportunities with the intent to acquire or merge with such businesses.

      Calypso Acquisitions, Inc.

     19 East 200 South, Suite 1080

     Salt Lake City, Utah 84111

     Calypso Acquisitions, Inc. is a newly formed Nevada corporation and wholly owned subsidiary of Calypso Financial Services, organized for the specific purpose of facilitating the acquisition of Media

Depot. Calypso Acquisitions has not conducted any business during any period of its existence except in furtherance of the merger transaction, after which it will be dissolved.

      Media Depot, Inc.
     12 North Washington Street
     Montoursville, PA 17754

     Media Depot offers a full line of advertising services to manufacturers, distributors and dealers across the United States and Canada. Media Depot specializes in co-op advertising and offers services ranging from buying and planning media in radio, TV, cable, print or outdoor advertising, to creating print ads and producing electronic commercials.

      Controlling Stockholders

     Calypso’s two controlling stockholders, Edward F. Cowle and H. Deworth Williams, are also parties to the agreement and plan of merger by making certain representations, warranties and covenants therein. The controlling stockholders consented in writing to the corporate actions being taken that would have otherwise been ratified by a majority of stockholders at a meeting.

Structure of the Acquisition of Media Depot (Page 15)

     Upon filing the certificate of merger with the offices of the Secretary of the State of Nevada and Delaware, referred to herein as the “effective time of the merger,” the control of our company will change and we will carry on the business of Media Depot. This change of control will be effected through the following actions:

        *     Prior to the effective time of the merger, we will change our corporate domicile to become a

        Nevada corporation and, upon the effective time of the merger, we will be the parent of Media

        Depot and our corporate name will change to “Calypso Media Services Group, Inc.”;

*     Calypso Acquisitions, our wholly owned subsidiary, will merge with and into Media Depot, the separate corporate existence of Calypso Acquisitions will cease and Media Depot will become our subsidiary;

*     Calypso will issue an aggregate of 3.5 million shares of restricted common stock to the stockholders of Media Depot in exchange for 100% of the issued and outstanding shares of Media Depot capital stock; and

*     The officers and directors (or director nominees) of Media Depot will replace the officers and directors of Calypso and will control the business and operations of Media Depot.

Consideration (Page 18)

     Pursuant to the terms of the acquisition, all of the issued and outstanding shares of Media Depot capital stock will be converted into the right to receive shares of Calypso common stock. In the aggregate, the stockholders of Media Depot capital stock will receive 3.5 million shares of our common stock. Fractional shares will not be issued. We will also reserve an additional 5.0 million shares for possible issuance in connection with potential acquisitions of other businesses, entities or assets related to the business of Media Depot. After the merger, the current Media Depot stockholder will no longer own a direct equity interest in Media Depot.

Reasons for the Acquisition of Media Depot (Page 16)

     Our board of directors considered various factors in approving the acquisition of Media Depot and believes the acquisition will be in the best interest of our stockholders. Our board analyzed Media Depot’s business operations, prospects and managerial resources and believes that acquiring Media Depot’s business and growth potential by means of a merger is the best opportunity to increase value to our stockholders. Our board did not request a fairness opinion in connection with the transaction.

Cost and Expenses of the Acquisition (Page 21)

     The merger agreement provides that all costs and expenses in connection with the acquisition will be paid by the party incurring these costs and expenses, except that Media Depot will pay certain legal fees related to the transaction.

Appraisal Rights (Page 22)

      Under applicable Delaware law, our stockholders will have the right to demand appraisal of their shares in connection with the actions we are taking by written consent.

Risk Factors (Page 9)

     The acquisition of Media Depot and related transactions, as well as the ownership of our common stock after the merger, involves a high degree of risk. You should carefully consider the information set forth in the section entitled “Risk Factors,” as well as the other information in this information statement.

*     Upon completion of the acquisition, we will assume Media Depot’s assets, liabilities and business operations that will require continued revenues to maintain. There can be no assurance that we will have sufficient funds to continue operating at a desirable level and if additional financing is required, there can be no assurance that we will be able to raise additional necessary capital.

*     Our current stockholders will be diluted by the shares issued as part of the acquisition transaction and may be further diluted by future issuances of shares. We are issuing 3.5 million shares of our common stock as part of the acquisition transaction, and up to an additional 5.0 million shares for potential future acquisitions. The foregoing issuances, together with other issuances to raise additional working capital, if needed, will reduce the percentage ownership of our existing stockholders substantially.

Directors and Executive Management Following the Acquisition of Media Depot (Page 27)

     Following completion of the acquisition of Media Depot, all of the existing members of our board of directors will resign and three, or possibly five new appointees designated by Media Depot will comprise our board of directors.

CONTROLLING STOCKHOLDERS

     On October 12, 2007, the following controlling stockholders, owning approximately 80% of our common stock, consented in writing to approve the change in corporate domicile and name change. The information in the table does not reflect the acquisition of Media Depot and transactions resulting therefrom or subsequent transfers by the controlling stockholders.

Name and Address                                 Number of Shares                                 Percent (1)

Edward F. Cowle                                            600,000                                            40.0%
20 West 64th Street
New York, NY 10023

H. Deworth Williams                                        596,000                                           39.7%
19 East 200 South, Suite 1080
Salt Lake City, Utah 84111

__________________

     Note:     Unless otherwise indicated in the footnotes below, we have been advised that each person above has sole voting and investment power over the shares indicated above.

(1)     Based upon 1,500,000 shares of common stock outstanding on December 7, 2007.

     Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this information statement. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this information statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

     Stockholders will have dissenters’ appraisal rights in conjunction with the change of domicile, but will not have such rights in connection with the acquisition of Media Depot or the other corporate actions to be taken in connection with the acquisition.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES FOLLOWING THE ACQUISITION

     Upon the closing of the Media Depot acquisition and issuance of shares thereunder, the holdings of (i) each stockholder expected to be the beneficial owner of more than 5% of our common stock, (ii) each anticipated director and executive officer, and (iii) all of the anticipated directors and executive officers as a group, will be as set forth in the following table. Unless otherwise indicated in the table footnotes, shares will be owned of record and beneficially by the named person.

     For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has a right to acquire beneficial ownership at any time within 60 days after the effective time of the merger. “Voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

      Name and Address                                         Amount of                                               Percentage of

        of Beneficial Owner                                      Beneficial Ownership(1)                      Beneficial Ownership(2)

                 5% Beneficial Owners:

Edward F. Cowle                                               600,000                                   12.0%
20 West 64th Street
New York, NY 10023

H. Deworth Williams                                          596,000                                   11.9%
19 East 200 South, Suite 1080
Salt Lake City, Utah 84111

Greg Welteroth                                               1,000,000(3)                                20.0%
356 Laurens Road
Montoursville, PA 17754

Leonard E. Neilson                                            250,000(3)                                   5.0%
8160 South Highland Drive, Suite 104
Salt Lake City, Utah 84093

Matthew J. Hoff                                             1,000,000(3)(4)                              20.0%
91 Faircrest Road
Montoursville, PA 17754

Directors and Executive Officers:

Michael D. Parnell                                             575,000(3)(5)                             11.5%
c/o Media Depot, Inc.
12 North Washington Street
Montoursville, PA 17754

Timothy Young                                                        -0-                                    0.0%
c/o Media Depot, Inc.
12 North Washington Street
Montoursville, PA 17754

All directors and executive officers                      575,000                                 11.5%
as a group (2 persons)

_____________________________

(1)     Unless otherwise indicated, all shares listed above are beneficially owned by the respective stockholder named above.

(2)     Percentage ownership is based on 5.0 million shares of common stock outstanding following the acquisition of Media Depot is finalized..

(3)     These share amounts represent the approximate number of shares to be issued to each respective individual following the closing of the Media Depot acquisition.

(4)     Includes 750,000 shares in the name of the Hoff Family Trust of which Mr. Hoff is the trustee.

     (5)     Includes 375,000 shares in the name of the Michael D. Parnell Living Trust, of which Mr.

     Parnell is the trustee, and 200,000 shares in the J.S. Parnell Irrevocable Trust, of which Mr. Parnell is the trustee.

RISK FACTORS

     You should consider carefully the following risk factors relating to Calypso and Media Depot, any of which could materially harm our business.

Risks Relating to the Acquisition of Media Depot

Current stockholders have no opportunity to approve or disapprove the acquisition of Media Depot described herein and will experience substantial dilution in connection with the transaction.

     The acquisition of Media Depot has been approved by our board of directors and will not be presented to our stockholders for approval. Also, under Delaware law, the other actions described herein that would routinely be taken at a meeting of stockholders, are being taken by written consent of stockholders having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders. Accordingly, stockholders other than our two controlling stockholders, are not being asked to approve or disapprove these matters. As a result of the Media Depot acquisition and issuance of our common stock related thereto, current stockholders will experience immediate and substantial dilution in their ownership interest in our company.

If the acquisition of Media Depot does not occur, we will not benefit from expenses incurred in pursuit of the transaction.

     There is no assurance that the Media Depot acquisition will be completed. If conditions to completion of the acquisition are not satisfied or the transaction is not otherwise finalized, we will have incurred expenses for which no ultimate benefit will have been received. We currently expect to incur out-of-pocket expenses of approximately $50,000 for services in connection with the acquisition. These expenses consist of professional fees, financial printing and other related charges, much of which may be incurred even if the acquisition is not completed. If we do not finalize the acquisition, such expenses will be paid for by advances from stockholders, which will be evidenced on our financial statements as current liabilities.

We may require additional financing to proceed with our anticipated business activities following completion of the acquisition.

     Following the acquisition of the Media Depot business, we may require additional financing in order to achieve anticipated operating activities and objectives. If revenues generated from ongoing operations are not sufficient to cover expenses and/or to finance expanded operations, we may need to seek additional funding, either privately or publicly. If we were to raise funds by selling equity or equity-linked securities, these securities would dilute the ownership percentage of existing stockholders. Also, these securities could have rights, preferences or privileges senior to those of our common stock. If we were to raise funds by issuing debt securities, these securities may contain covenants that restrict us in terms of how we operate our business, which could also affect the value of our common stock. If it becomes necessary to secure additional funding in the future, there can be no assurance that we will be able to raise the necessary capital on reasonable terms, or at all.

Risks Relating to Our Business After the Completion of the Acquisition

Media Depot has a limited operating history and Calypso has been inactive for several years. Future losses from operations may exhaust our capital resources and force us to discontinue operations.

     Media Depot has operated since 1998 and has realized sporadic profits since inception. Calypso has been inactive for several years and has a net stockholders’ deficit of $33,800 as of September 30, 2007. The potential for us to generate profits following the completion of the acquisition depends on many factors, including the following:

     *     Media Depot’s ability to maintain its current client base and to secure new clients in the future;

     *     the ability to develop new advertising marketing strategies to offer existing and future clients;

     *     our ability to compete with existing and new entities that offer the same or similar services and products as Media Depot;

     *     the costs of maintaining and expanding operations; and

     *     our ability to attract and retain a qualified work force.

       We cannot assure you that following the acquisition of Media Depot we will achieve any of the foregoing factors or realize profitability in the immediate future or at any time.

Media Depot relies on the continued development of new and competitive promotional programs and advertising campaigns.

     A significant portion of Media Depot’s revenues come from promotional programs and advertising campaigns developed by Media Depot for its clients. Media Depot must continually develop and market new and competitive promotional programs and advertising campaigns that will be competitive with other companies offering the same or similar services and products. There can be no assurance that Media Depot or its clients will be able to secure necessary licenses for additional entertainment properties on which to base promotional programs or that, if secured, such licenses will result in successful campaigns.

      Media Depot’s business may be vulnerable to potential lawsuits regarding ad content or system failure.

     Because Media Depot facilitates the placement of advertisements in print and/or on-line publications, potential claims may be asserted for negligence, defamation or personal injury, or for reasons based on other theories, due to the nature of the advertisements’ content. Current technology does not contemplate the review of classified ad content processed on websites for libelous or other statements that might give rise to possible liability. This role has been fulfilled historically by each publication and we expect the publications will continue to monitor their ads. Although we anticipate obtaining general and professional liability insurance, such coverage may not cover potential claims or may not be adequate to indemnify us fully. Any imposition of liability or legal defense expenses that are not covered by insurance or that are in excess of our insurance coverage could place a strain on our available cash resources, could seriously jeopardize the success of our business plan and could materially and adversely affect our financial position, results of operations and cash flows.

      Media Depot receives approximately 28% of its revenue from its three largest clients and the loss of one or more of these clients could adversely impact results of operations and financial condition.

     Media Depot clients generally are able to reduce advertising and marketing spending or cancel projects at any time for any reason. It is possible that clients could reduce spending in comparison with historical patterns, or they could reduce future spending. A significant reduction in advertising and marketing spending by its largest clients, or the loss of one or more of these clients, if not replaced by new client accounts or an increase in business from existing clients, would adversely affect revenues, which could have a material adverse effect on our results of operations and financial condition.

      Future operating results are difficult to predict.

      Media Depot may experience significant quarter-to-quarter fluctuations in revenues and net income (loss). The advertising business tends to include larger promotions in the summer and during the winter holiday season. Advertising budgets for existing and new clients vary year-to-year, influencing their advertising schedules. Thus, we believe that quarter-to-quarter comparisons of historical operating results will not be a good indication of future performance. It is likely that in some future quarter, operating results may fall below the expectations of securities analysts and investors, which could have negative impact on the price of our common stock.

      There are risks associated with possible future acquisitions.

     As a term of the Media Depot acquisition, we are reserving 5.0 million shares of our common stock for possible future issuance in connection with potential acquisitions of other businesses, entities or assets related to the Media Depot’s business. No business, asset or acquisition has currently been identified and none is anticipated in the immediate future. However, if presented with an appropriate opportunity, we may make an acquisition of one or more complementary companies or businesses. There can be no assurance that the anticipated benefits of any future acquisition will be realized. In the event we make a future acquisition, we could have difficulty in assimilating that business’ personnel and operations. In addition, the key personnel of an acquired business may decide not to work for us. If we make other types of acquisitions, we could have difficulty in assimilating the acquired technology or products into our operations. These difficulties could disrupt our ongoing business, distract our management and employees and increase expenses. Future acquisitions would most likely result in potentially dilutive issuances of our common stock, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could adversely affect our results of operations and financial condition.

The advertising industry in which Media Depot operates is highly competitive that could affect results of operations.

     The advertising and media industry is highly competitive and is marked by several competitors of various size and resources. A significant capital base is not necessarily required to enter into the business, making it relatively easy for new competitors to enter the market. The principal competitors and potential competitors to Media Depot include Interpublic Group, Catalina Marketing Group, Omnicom Group Inc. and other local and national advertising agencies. Media Depot’s services must compete with other agencies and with other providers of creative or media services in order to maintain existing client relationships and to win new clients. A client’s perception of the quality of Media Depot’s creative work, its reputation and the reputations of the agencies with which it works, are important factors in determining its competitive position. An agency’s ability to serve clients, particularly large international clients, on a broad geographic basis is also an important competitive consideration. Because an agency’s principal asset is its people, freedom of entry into the business is almost unlimited and a small agency is, on occasion, able to take all or some portion of a client’s account from a much larger competitor. Many existing and potential competitors have greater financial resources, larger market share, and larger production and creative capability, which may enable them to establish a stronger competitive position than we have. If we fail to address competitive developments quickly and effectively, we will not be able to grow our business or remain a viable entity.

Future success depends on retaining Media Depot’s existing key employees and hiring and assimilating new key employees.

     In order to achieve success, Media Depot must retain its key employees including its executive officers, creative staff and research and media personnel, and to attract new personnel as needed. Although following the acquisition we expect to have employment agreements with two executive officers, each executive may be able to terminate his agreement at any time. Presently, no other employment contracts exist. Our ability to attract and retain key personnel is influenced by a variety of factors, including compensation we pay, which could be adversely affected by our financial or market performance. It would be difficult for us to replace any one of these individuals. In addition, as we grow we may need to hire additional key personnel. We may not be able to identify and attract high quality employees or successfully assimilate new employees into our existing management structure.

If some Media Depot clients experience financial distress, their weakened financial position could negatively affect our own financial position and results.

     Media Depot has a diverse client base and, at any given time, one or more of clients may experience financial distress, file for bankruptcy protection or go out of business. If a client with whom Media Depot does a substantial amount of business experiences financial difficulty, it could delay or jeopardize the collection of accounts receivable, result in significant reductions in services provided by us and may have a material adverse effect on our financial position, results of operations and liquidity.

Government regulations and consumer advocates may limit the scope of the content of our services, which could affect our ability to meet clients’ needs and have a material adverse effect on our business.

     Government agencies and consumer advocacy groups may, directly or indirectly from time to time, affect or attempt to affect the scope, content and manner of presentation of advertising, marketing and corporate communications services, whether through regulations or other governmental actions. There has been an increasing tendency on the part of advertisers and consumer groups to challenge advertising through legislation, regulation, the courts or otherwise. These actions may be premised on the grounds that the advertising is false and deceptive or injurious to public welfare. Any such limitations on the scope of the content of services provided could affect our ability to meet clients’ needs. In addition, there has been an increasing tendency on the part of businesses to resort to the judicial system to challenge advertising practices. We cannot assure investors in our stock that such claims by businesses or governmental agencies will not have a material adverse effect on our results of operations and financial condition in the future.

Our business could be adversely affected by negative economic developments in the advertising industry and/or the economy in general.

     Media Depot depends on the perceived demand for advertising in the business community, which can be adversely affected by declines in the businesses of clients and prospective clients and/or downturns in the general economy. Accordingly, the success of our business is susceptible to downturns in not only the business of our clients, but also in the economy in general. Any significant downturn in the market or in general economic conditions would likely hurt our business and operating results.

If Media Depot fails to keep up with changes affecting marketing trends, technology and the markets that it serves, it will become less competitive that would adversely affect future financial performance.

     In order to remain competitive and serve its potential effectively, Media Depot must respond on a timely and cost-efficient basis to changes in advertising and marketing trends, technology, industry standards and procedures and customer preferences. Media Depot needs to continuously develop new strategies, advertising and marketing campaigns, technologies and services to address new developments in advertising. In some cases these changes may be significant and the cost to comply with these changes may be substantial. We cannot assure you that we will be able to adapt to any changes in the future or that we will have the financial resources to keep up with changes in the marketplace. Also, the cost of adapting to changes may have a material and adverse effect on our operating results.

We may not be able to manage future growth effectively, which could adversely affect our operations and financial performance.

     The ability to manage and operate our business as we execute our development and growth strategy will require effective planning. Significant rapid growth and/or future acquisitions could strain management and internal resources that could adversely affect our financial performance. We anticipate that future growth or acquisitions could place a significant strain on personnel, management systems, infrastructure and other resources. Our ability to manage future growth effectively will also require us to successfully attract, train, motivate, retain and manage new employees and continue to update and improve our operational, financial and management controls and procedures. If we do not manage growth effectively, our operations could be adversely affected resulting in slower growth and a failure to achieve or sustain profitability.

Being a public company involves increased administrative costs, which could result in lower net income and make it more difficult for us to attract and retain key personnel.

     As a public company, we incur significant legal, accounting and other expenses that Media Depot did not incur as a private company. In addition, the Sarbanes-Oxley Act of 2002 as well as new rules subsequently implemented by the SEC, have required changes in corporate governance practices of public companies. We expect that these new rules and regulations will increase our legal and financial compliance costs and make some activities more time consuming. For example, in connection with being a public company, we may have to create several board committees, implement additional internal controls and disclose controls and procedures, retain a transfer agent and financial printer, adopt an insider trading policy and incur costs relating to preparing and distributing periodic public reports in compliance with our obligations under securities laws. These new rules and regulations could also make it more difficult for us to attract and retain qualified executive officers and members of our board of directors, particularly to serve on our audit committee.

Risks Relating to Ownership of Calypso Common Stock

There is not currently, nor has there ever been, a public trading market for our common stock

     At the closing of the Media Depot acquisition, there will be approximately 50 stockholders of our common stock. Following the acquisition, we intend to request that a broker-dealer submit an application to have our shares quoted on the OTC Bulletin Board. Inclusion on the OTC Bulletin Board would permit price quotations for our shares to be published by that service. However, we do not anticipate a public trading market in our shares in the immediate future and, any trading market that may develop in the future, will most likely be very volatile and numerous factors beyond our control may have a significant effect on the market.

     Except for the application to the OTC Bulletin Board, there are no plans, proposals, arrangements or understandings with any person concerning the development of a trading market in any of our securities. There can be no assurance that our shares will be accepted for trading on the OTC Bulletin Board or any other recognized trading market. Also, there can be no assurance that a public trading market will develop following acceptance by the OTC Bulletin Board or at any other time in the future or, that if such a market does develop, that it can be sustained. Only companies that report their current financial information to the SEC may have their securities included on the OTC Bulletin Board. Therefore, we must keep current in our filing obligations with the SEC, including our periodic and annual reports and the financial statements required thereby. In the event that we become delinquent in our filings or otherwise lose our status as a "reporting issuer," any future quotation of our shares on the OTC Bulletin Board would be jeopardized.

     The ability of individual stockholders to trade their shares in a particular state may be subject to various rules and regulations of that state. A number of states require that an issuer's securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state. Presently, we have no plans to register our securities in any particular state.

In the event that our shares are quoted in a public market, the stock price may be volatile because of factors beyond our control.

     There can be no assurance that our shares will be accepted for trading on the OTC Bulletin Board or other recognized trading market, or that if they are, there will be an active trading market for the shares. Accordingly, it could be difficult for holders of our common stock to liquidate their shares.

     The market price of our common stock could be subject to significant fluctuations and the market price could be subject to any of the following factors:

     *     Our failure to achieve and maintain profitability;

     *     Changes in earnings estimates and recommendations by financial analysts;

     *     Actual or anticipated variations in our quarterly and annual results of operations;

     *     Changes in market valuations of similar companies;

     *     Announcements by us or our competitors of significant contracts, new products or services, acquisitions, commercial relationships, joint ventures or capital commitments;

     *     The loss of significant clients or customers;

     *     The loss of significant partnering relationships; and

     *     General market, political and economic conditions.

     In the past, following periods of extreme volatility in the market price of a company's securities, securities class action litigation has often been instituted. A securities class action suit against us could result in substantial costs and divert our management's time and attention, which would otherwise be used to benefit our business.

      Effective voting control of our company is held by directors and certain principal stockholders.

     Following the completion of the Media Depot acquisition, approximately 80% of our outstanding common stock will be held by our directors and a small number of principal stockholders. These persons will have the ability to exert significant control in matters requiring stockholder vote and may have interests that conflict with other stockholders. As a result, a relatively small number of stockholders, acting together, have the ability to control all matters requiring stockholder approval, including the election of directors and approval of mergers and other significant corporate transactions. This concentration of ownership may have the effect of delaying, preventing or deterring a change in control of our company. It could also deprive our stockholders of an opportunity to receive a premium for their shares as part of a sale of our company and it may affect the market price of our common stock.

We do not expect to pay dividends in the foreseeable future, which could make our stock less attractive to potential investors.

     We anticipate that we will retain any future earnings and other cash resources for operation and business development and do not intend to declare or pay any cash dividends in the foreseeable future. Any future payment of cash dividends will be at the discretion of our board of directors after taking into account many factors, including operating results, financial condition and capital requirements. Corporations that pay dividends may be viewed as a better investment than corporations that do not.

If our shares eventually trade on the OTC Bulletin Board, transactions may be subject to certain "penny stock” regulation which could have a negative effect on the price of our shares in the public market.

     Public trading of our common stock on the OTC Bulletin board may be subject to certain provisions, commonly referred to as the penny stock rule, promulgated under the Securities Exchange Act of 1934. A penny stock is generally defined to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. If our stock is deemed to be a penny stock, trading in the shares will be subject to additional sales practice requirements on broker-dealers. These may require a broker dealer to:

*    make a special suitability determination for purchasers of penny stocks;

*     receive the purchaser's prior written consent to the transaction; and

*     deliver to a prospective purchaser of a penny stock, prior to the first transaction, a risk disclosure document relating to the penny stock market.

     Consequently, penny stock rules may restrict the ability of broker-dealers to trade and/or maintain a market in our common stock and may affect the ability of stockholders to sell their shares. These requirements may be considered cumbersome by broker-dealers and could impact the willingness of a particular broker-dealer to make a market in our shares, or they could affect the value at which our shares trade. Also, many prospective investors may not want to get involved with the additional administrative requirements, which may have a material adverse effect on the trading of our shares.

CHANGE OF CORPORATE DOMICILE AND NAME CHANGE

     On October 12, 2007, our board of directors unanimously approved proposals to change our corporate domicile to the State of Nevada and to change our name to Calypso Media Services Group, Inc. These two proposals were then approved by two controlling stockholders acting by written consent.

Change of Corporate Domicile

     The proposal to change our corporate domicile from Delaware to Nevada was unanimously approved by our board of directors and by written consent of our two controlling stockholders owning more than a majority of our outstanding common stock. Accordingly, the board of directors is empowered to proceed with all necessary corporate action and authorized to execute and file all necessary documentation, including articles of incorporation and by-laws, with the appropriate state agencies to facilitate the change of domicile.

     The change of domicile will be accomplished prior to effecting the acquisition of Media Depot. Management believes that the change in domicile will simplify compliance with applicable state corporate law and be more economical. Certain stockholder rights may vary from the Delaware to Nevada, however management believes that stockholders’ rights will not be materially or adversely affected.

     The change of domicile will be accomplished by merging Calypso Financial Services, Inc. with and into Calypso Merger Corp., a newly formed Nevada corporation, whereby Calypso Merger Corp. will be the surviving corporation. Each share of our common stock currently outstanding will be automatically exchanged for one share of the Calypso Merger Corp. Also, following the change of domicile and in connection with the acquisition of Media Depot, we will change our corporate name to Calypso Media Services Group, Inc., or to a similar name that, in the discretion of management, will best reflect the acquisition of Media Depot.

Name Change

     The proposal to change our corporate name to Calypso Media Services Group, Inc. was unanimously approved by our board of directors and by written consent of our two controlling stockholders owning more than a majority of our outstanding common stock.     The articles of merger to be filed with the State of Nevada to effect our change of corporate domicile will include an amendment to change our corporate name. Our board believes that the change of name is important and necessary to indicate our acquisition of Media Depot and our new business endeavors.

     Stockholders should not send their stock certificates to our transfer agent at this time in connection with the change of domicile and name change. Following the consummation of the Media Depot acquisition and the change of domicile and corporate name, we will contact stockholders and give instructions on how to exchange stock certificates. Current outstanding share certificates will remain valid and will represent the same ownership interest in our company as they do now.

AGREEMENT AND PLAN OF MERGER

      The following is only a summary of the material provisions of the agreement and plan of merger, dated as of October 12, 2007, by and among Media Depot, Calypso Financial Services, Calypso Acquisitions and our two controlling stockholders. The merger agreement is attached to this information statement as Appendix C. Please read the agreement in its entirety.

     On October 12, 2007 we entered into an agreement and plan of merger with Media Depot, Inc., a Nevada corporation. Our two controlling stockholders, Edward F. Cowle and H. Deworth Williams, are also parties to the agreement by making certain representations, warranties and covenants therein. The acquisition of Media Depot is to be accomplished through the merger of our newly created, wholly owned subsidiary, Calypso Acquisitions, Inc., with and into Media Depot with Media Depot being the survivor of the merger. Under the agreement, 3,500 shares of Media Depot capital stock issued and outstanding immediately prior to the effective time of the merger, will be converted into the right to receive an aggregate of 3.5 million shares of Calypso common stock. Accordingly, each one (1) share of Media Depot capital stock is to be converted into the right to receive 1,000 shares of Calypso common stock. In connection with the acquisition, we will change our corporate domicile to Nevada and change our corporate name to "Calypso Media Services Group, Inc."

     Upon the closing of the acquisition, current stockholders of Media Depot will own approximately 70% of our issued and outstanding common stock, and our current stockholders will own approximately 30%. The purpose of the acquisition is to allow us to acquire and carry on the business of Media Depot. It is anticipated that becoming a publicly held reporting company will enhance Media Depot’s business visibility and ability to attract and use additional sources of capital.

     On October 12, 2007, Edward F. Cowle and H. Deworth Williams, Calypso’s controlling stockholders, beneficially owned a total of 1,196,000 shares of our common stock, representing approximately 80% of the outstanding shares. The controlling stockholders have executed, in connection with the transactions contemplated by the merger agreement, a written consent to take the following actions to:

     *     authorize the change of our corporate domicile from Delaware to Nevada; and

     *     authorize the change of our corporate name to "Calypso Media Services Group.

     Pursuant to Delaware law and the rules and regulations of the Exchange Act, we are hereby notifying our stockholders of the approval of the foregoing matters and filing this information statement with the SEC, which will be mailed to all stockholders of record as of the record date established therefore.

     The terms of the acquisition and agreement are more fully described below.

Background of the Acquisition of Media Depot

     During a telephone conversation in December 2006, Michael D. Parnell, representing Media Depot, mention to Leonard E. Neilson, legal counsel to Calypso Financial Services, the possibility of Media Depot becoming a public company. Mr. Neilson has known Mr. Parnell for more than 12 years and previously represented a company of which Mr. Parnell was a director. Messrs. Parnell and Neilson discussed the possible strategy of Media Depot becoming a public company by merging with or being acquired by an existing public shell company. Mr. Neilson indicated that he represented a company looking for business opportunities and that he would like to receive and review information about Media Depot.

     Mr. Parnell forwarded to Mr. Neilson business plans and other information and documents related to Media Depot and its business. Mr. Neilson then contacted Edward F. Cowle, President and a director of Calypso, and discussed whether Calypso might be interested in looking at Media Depot as a possible acquisition candidate. Mr. Cowle did not have any prior knowledge of Media Depot or its business. Mr. Neilson also forwarded to Mr. Cowle the business plan and other information regarding Media Depot.

     In January 2007, Mr. Neilson arranged for a meeting between Mr. Cowle and Mr. Parnell, together with Matthew Hoff, a director of Media Depot. The parties met in New York City and discussed various aspects of a possible business combination.

     In February 2007, Messrs. Parnell and Neilson spoke in more detail about the possibility of Media Depot becoming a public company by being acquired by Calypso. Mr. Neilson prepared a preliminary term sheet that was the basis for subsequent discussion and negotiations among the parties concerning the structure and terms of a transaction. During the next several weeks, both parties continued their discussions and performed preliminary due diligence. It was also necessary to determine whether Media Depot had sufficient financial records so that it could provide the requisite audited financial statements necessary for Calypso to make the acquisition and satisfy SEC financial reporting requirements. In September 2007, the parties were satisfied that Media Depot could provide adequate financial statements and they decided to proceed as soon as practical to finalize the transaction.

     On October 12, 2007, Calypso’s board of directors met and approved the acquisition of Media Depot and other related proposals including the change of corporate domicile and name. Calypso’s controlling stockholders approved by written consent the domicile change and name change. Transaction documents were finalized and executed on October 12, 2007. On October 15, 2007, Calypso filed with the SEC a Current Report on Form 8-K announcing the signing of the agreement and plan of merger related to the acquisition of Media Depot. The structure of the transaction was set to have Media Depot merge with our subsidiary, Calypso Acquisitions, and to complete the transactions and other related actions set forth in the merger agreement by December 31, 2007.

     We then proceeded to prepare and file with the SEC a preliminary copy of this information statement anticipating that the definitive information statement would be prepared and mailed to stockholders on or about the date set forth herein.

Calypso’s Reasons for the Acquisition

     In considering and approving the acquisition of Media Depot and agreement and plan of merger, our board of directors considered various factors including:

*     our current lack of assets and of business operations;

*     our prospects for the future;

*     Media Depot’s current business operating results and its promising business plan and prospects for future growth and expansion; and

*     anticipated increase in our stockholder values as a result of acquiring Media Depot.

     In agreeing to the acquisition agreement, our board believes that the relinquishment of control to Media Depot’s stockholders and management and acquiring its assets and operations will eventually add value to Calypso and benefit our stockholders. Our board reached this conclusion after analyzing Media

Depot’s operations, prospects and managerial resources, which are described in more detail herein. The board believes that acquiring Media Depot’s growth potential by means of an acquisition is the best opportunity to increase our stockholders’ value.

Media Depot’s Reasons for Being Acquired by Calypso

     In considering and voting upon the acquisition by Calypso, Media Depot’s board of directors considered the following:

*     Media Depot’s present financial condition, financial projections and the economic and market conditions affecting Media Depot;

*     increased market liquidity expected to result from exchanging stock in a private company for stock in a publicly held company;

*     the ability to use Calypso securities to make future acquisitions of entities and/or businesses related to its current business;

*     increased visibility in the financial community;

*     enhanced access to the capital markets;

*     improved transparency of operations; and

*     perceived credibility and enhanced corporate image of being a public company.

     Neither Calypso nor Media Depot retained the services of an investment banker or requested a fairness opinion in connection with the acquisition transaction.

     The above discussion of the material factors considered by Calypso’s and Media Depot’s boards of directors is not intended to be exhaustive, but sets forth the principal factors considered. In view of the variety of factors considered in connection with their evaluation of the acquisition and the merger agreement, the boards considered the factors as a whole and did not find it practicable to and did not quantify or otherwise assign relative weight to the specific factors considered in reaching their determinations. In addition, individual members of the boards may have given different weight to different factors.

Material Terms of the Agreement and Plan of Merger

     Subject to the terms and conditions of the merger agreement, at the effective time of the merger, our subsidiary, Calypso Acquisitions, will merge with and into Media Depot. The separate corporate existence of Calypso Acquisitions will cease and we will become the parent corporation of Media Depot. At the effective time we will issue an aggregate of 3.5 million shares of common stock to the Media Depot stockholders in exchange for 100% of the issued and outstanding shares of Media Depot capital stock.

     Immediately prior to the effective time of the merger, we will effect the change of our corporate domicile to the State of Nevada and also change our corporate name to "Calypso Media Services Group, Inc." to reflect the acquisition.

     At the effective time of the merger, those members of Media Depot’s board of directors then holding office will remain as the members of the board of Media Depot, which will be our wholly owned subsidiary. Also, those persons holding executive offices of Media Depot at the effective time, will continue to hold the same offices.

     Additionally at the effective time, the Calypso directors will nominate and elect to the board of directors up to three persons designated by Media Depot. Simultaneously, Calypso will cause its directors and executive officers immediately prior to the closing, to resign from all their respective positions with Calypso, effective immediately upon the closing of the acquisition.

Effective Time of the Merger

     The merger agreement provides that, subject to consummation of its terms and conditions, the merger will be consummated by filing a certificate of merger and any other appropriate documents with the Secretary of State of Nevada and Delaware, in accordance with the relevant laws of each respective state. We expect the merger to be consummated promptly after fulfilling the terms and conditions of the agreement.

     We anticipate that the closing will take place at a mutually agreed upon time, but no later than five (5) days after all conditions precedent have been met satisfied or waived and all required documents have been delivered. The parties have agreed to use their reasonable commercial efforts to cause the closing to occur before December 31, 2007.

Consideration

      Common Stock of Media Depot. Upon consummation of the acquisition, each share of outstanding Media Depot capital stock will be converted into the right to receive 1,000 shares of Calypso common stock. Accordingly, following the exchange, 3,500 shares of Media Depot capital stock held by its current stockholders, will be converted into an aggregate of 3.5 million shares of Calypso common stock.

     As a result of the transaction, the shares of Media Depot capital stock will no longer be outstanding, will automatically be cancelled and retired and will cease to exist. The Media Depot stockholders immediately prior to the closing, will cease to have any rights with respect to such stock, except the right to receive shares of the Calypso common stock described above.

Representations and Warranties

     The merger agreement contains customary representations and warranties of the parties. The representations and warranties to Media Depot by Calypso, and Calypso Acquisitions and Messrs. Cowle and Williams relate to, among other things:

*    organization, standing, corporate power and similar corporate matters;
*     authorization, execution, deliver and enforceability of the merger agreement;
*     valid issuance of our common stock;
*     capital structure;
*     accuracy of financial statements and other information;
*     absence of certain adverse changes;
*     absence of litigation;
*     absence of liabilities or claims not previously disclosed;
*     timely filing of all required tax returns;
*     delivery of all requested information;
*     material contracts;
*     status of employees or independent contractors;
*     compliance with the federal securities laws, including the applicable provisions of the Sarbanes-Oxley Act of 2002, and the accuracy of all information filed with the SEC;
*     absence of employee benefit plans;
*     absence of environmental claims;
*     compliance with all applicable laws; and
*     absence of any untrue statement of a material fact.

     Media Depot’s representations and warranties to Calypso and Calypso Acquisitions relate to, among other things:

*     organization, standing, corporate power and similar corporate matters;
*     authorization, execution, deliver and enforceability of the merger agreement;
*     valid issuance of Media Depot capital stock;
*     capital structure;
*     accuracy of financial statements and other information;
*     absence of certain adverse changes;
*     absence of litigation;
*     absence of liabilities or claims not previously disclosed;
*     timely filing of all required tax returns;
*     delivery of all requested information;
*     material contracts;

*     compliance with all applicable laws;
*     accuracy of information provided to Calypso for inclusion in any filing by us with the SEC; and
*     absence of any untrue statement of a material fact.

     The representations and warranties contained in the merger agreement will survive and continue in full force and effect for a period of six months after the effective time of the merger.

Certain Covenants of the Parties

     The parties to the merger agreement have agreed to take certain actions prior the closing, including the following:

*     The parties are entitled to make such investigations of the assets, properties, business and operations of the other party, and to examine the books, records, tax returns, financial statements and other materials of the other party as the investigating party deems necessary. All information is to be kept confidential and is not to be used in any manner inconsistent with the transactions contemplated by the agreement. It is a condition to Media Depot’s obligation to consummate the transactions contemplated by the agreement that it will have completed its financial and legal due diligence investigation of Calypso with results thereof satisfactory to Media Depot in its sole discretion.

*     Prior to the closing, any written news releases or public disclosure by either party pertaining to the agreement or transactions contemplated thereby, is to be submitted to the other party for its review and approval prior to such release or disclosure.

*     We have agreed that except as contemplated by the merger agreement, there will be no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights issued in respect of our common stock, and that we and Calypso Acquisitions will conduct no business, prior to the closing other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated by the agreement.

*     We are required to give notice of and submit for action by written consent of our stockholders, the proposals to change our corporate domicile to Nevada and to change our name to Calypso Media Services Group, Inc.

*     As promptly as practicable, we are to prepare and file with the SEC a preliminary information statement relating to the matters stated above and use our reasonable best efforts to:

     (a)     obtain and furnish the information required by the SEC to be included in the definitive information statement and, after consultation with Media Depot, respond promptly to any comments made by the SEC with respect to the preliminary information statement and cause the definitive information statement to be mailed to our stockholders as promptly as practicable following clearance from the SEC; and

           (b)     obtain the necessary approval of matters stated above by our stockholders.

*     Except as required by law, we and Calypso Acquisitions will not voluntarily take any action that would, or that is reasonably likely to, result in any of the conditions to the agreement not being satisfied.

*     Each party shall conduct its respective business only in the usual and ordinary course and the character of such business will not be changed nor shall any different business be undertaken;

Conditions of the Agreement and Plan Merger

     The respective obligations of Media Depot, Calypso and Calypso Acquisitions to complete the merger are subject to the satisfaction or waiver of various conditions, including normal and customary closing conditions such as:

*     the accuracy of all representations and warranties;

*     the performance and compliance with all covenants, agreements and conditions;

*     the delivery of certificates, documents and legal opinions; and

*     the ability to complete the merger under applicable state laws.

     In addition to the foregoing, the obligation of Media Depot to complete the transaction is subject to the satisfaction or waiver of the following conditions:

*     Stockholders of Media Depot are to deliver to Calypso an investment letter agreeing, among other things, that the shares of Calypso common stock to be issued pursuant to the acquisition of Media Depot are, among other things, being acquired for investment purposes and not with a view to public resale, being acquired for each investor’s own account, and that the shares of our common stock are restricted and may not be resold, except in reliance of an exemption under the Securities Act.

*     Our change of domicile and name change and will have been approved by the requisite vote of stockholders, and the appropriate documents will have been filed in accordance with the applicable laws of the States of Delaware and Nevada.

*     At the closing, all directors and officers of Calypso and Calypso Acquisitions shall have resigned from their respective positions, effective upon the election and appointment of the Media Depot nominees to the Calypso board.

*     The Calypso common stock to be issued to the Media Depot stockholders will be validly issued, nonassessable and fully paid under the applicable provisions of Nevada law and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

*     Media Depot shall have received all necessary and requisite approvals and consents from all required parties and from its stockholders.

*     Media Depot shall have completed its financial and legal due diligence investigation of Calypso.

     The obligation of Calypso to complete the agreement and transactions contemplated thereby is also subject to:

*     the availability of an exemption from registration under the Securities Act and the securities laws of the various states of residence of Media Depot’s stockholders for issuance of the shares of our common stock to be issued under the terms of the agreement; and

*     the receipt by Calypso of investment letters from Media Depot’s stockholders.

Termination

      Termination by either Media Depot or Calypso. The merger agreement may be terminated at any time prior to consummation of the merger by either Media Depot or Calypso:

*     By mutual written consent;

*     If the effective time of the merger has not occurred on or before December 31, 2007 (the “termination date”); provided, however, that the right to terminate is not available to any party whose failure to fulfill any obligation under the agreement has been the cause of or resulted in, the failure of the effective time to occur on or before the termination date;

*     If any governmental entity (i) has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the agreement, and such order, decree, ruling or other action has become final and nonappealable; or (ii) has failed to issue an order, decree or ruling or to take any other action, and such denial of a request to issue such order, decree, ruling or take such other action has become final and nonappealable; or

*     If the approvals of the respective stockholders of either Calypso or Media Depot, if required, have not been obtained by reason of the failure to obtain the required vote of stockholders or consent to the respective matters as to which such approval was sought.

     In addition to the foregoing, either party may terminate the agreement if the other party has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the agreement, such that the conditions to the completion of the acquisition of Media Depot are not capable of being satisfied on or before the termination date.

      Effect of Termination. In the event of termination of the merger agreement by either Calypso or Media Depot, the agreement will become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors, except for liability arising out of a breach or failure to perform the representations, warranties, covenants or other agreements contained in the agreement.

Cost and Expenses

     All costs and expenses in connection with the acquisition of Media Depot will be paid by the party incurring these costs and expenses. Media Depot has agreed to pay all legal expenses associated with the preparation and execution of the transaction documents and related agreements and documents contemplated thereby, including this information statement, up to a maximum of $25,000. We have agreed to pay all other expenses related to the preparation, printing and mailing of the information statement and all related filing and other fees paid to the SEC in connection with the transaction. We estimate that the total costs and expenses that we will pay in connection with the transaction will be approximately $25,000, which consists of professional fees, printing and mailing costs, filing fees and other miscellaneous expenses. Media Depot will pay all costs and expenses it incurs in connection with the transaction.

     The merger agreement also provides that in consideration for the introduction of Media Depot to Calypso and for assisting in the negotiations that directly led to the consummation of the transaction, Media Depot will issue to Leonard E. Neilson, 250 shares of Media Depot capital stock, which shares will be exchange for 250,000 shares of Calypso common stock upon the closing and the effective time of the merger.

Amendment

     The merger agreement may be amended at any time, in writing signed by all parties before or after approval of the transaction by Media Depot stockholders. However, after such approval, no amendment shall be made that requires additional approval of Media Depot stockholders under any applicable law without such approval.

Extension and Waiver

     At any time before the closing, each party to the merger agreement may extend the time for performance of any obligation or act of another party, waive any inaccuracies in the representations and warranties or waive compliance by the other party with any of the agreements or conditions contained in the agreement.

CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE ACQUISITION

Change in Control

     A change of control of Calypso will occur as a result of the acquisition. Accordingly, current Media Depot stockholders will become Calypso stockholders and own 3.5 million shares, or approximately 70% of the issued and outstanding shares of Calypso common stock.

Shares Reserved for Future Acquisitions

     In addition to the 3.5 million shares of Calypso common stock being issued to Media Depot stockholders, 5.0 million shares will be reserve for possible future issuance in connection with potential acquisitions of other businesses, entities or assets related to the Media Depot’s business. As of the date hereof, we have not identified any specific business, asset or acquisition. We do not anticipate making any acquisition until after the effective time of the merger.

Certain Federal Income Tax Consequences

     Because no action is being taken in connection with the current outstanding shares of Calypso common stock, no gain or loss is anticipated to be recognized by our stockholders in connection with the transaction. It is expected that the issuance of our common stock to Media Depot stockholders pursuant to the transaction will be tax-free to those persons.

Accounting Treatment of the Acquisition

     We expect the acquisition of Media Depot to be accounted for as a reverse acquisition in which Media Depot is the accounting acquirer and Calypso is the legal acquirer. Media Depot’s current management is expected to continue as the management of Calypso following the closing. Because we believe the acquisition will be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded and the costs incurred in connection with the transaction will be charged to expenses.

Appraisal Rights

     In connection with the proposal approved by written consent to change our corporate domicile from Delaware to Nevada, Calypso stockholders may be entitled to appraisal rights and obtain payment for their shares. We intend to effect the change of domicile immediately after the 20th day following the date of this information statement.

     Stockholders must follow the procedures set forth in Section 262 of the Delaware Code, a copy of which is annexed hereto as Appendix “D” and by this reference made a part hereof. The following summary of the Delaware Code as it relates to appraisal rights is not intended to be a complete statement of such provisions and is qualified in its entirety by the reference to the copy of the applicable section of the Delaware Code annexed hereto.

     We are required to give notice to our stockholders that they may be entitled to appraisal rights. We must set a record date for stockholders to receive notice, which record date shall not be more than 10 days prior to the date of the notice. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of this notice, demand in writing the appraisal of their shares. Such demand will be sufficient if it reasonably informs Calypso of the stockholder’s identity and that the stockholder intends to demand the appraisal of their shares.

     To be eligible for appraisal rights, a stockholder mus (i) hold their shares on the date of making a demand for appraisal rights, (ii) continuously hold such shares through the effective date of the change of domicile, and (iii) not vote in favor of the action nor consent thereto in writing.

     Within 120 days after the effective date of the change of domicile, any eligible stockholder who has given proper notice of their appraisal demand, may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all eligible stockholders. At any time within 60 days after the change of domicile, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party, shall have the right to withdraw their demand for appraisal. Within 120 days after the effective date, any stockholder who has complied with the Delaware Code, upon written request, shall be entitled to receive from us a statement setting forth the aggregate number of shares not voted in favor of the change of domicile and with respect to which demands for appraisal have been received, and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after we receive the written request, or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later.

     Upon the filing of any such petition by a stockholder, a copy of the petition shall be served on Calypso, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed, a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition Calypso and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable.

     The Court shall determine those stockholders entitled to appraisal rights. These stockholders will submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery governing appraisal proceedings. The Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the action, together with interest, if any, to be paid upon the amount determined to be the fair value. The Court shall direct the payment of the fair value of the shares, together with interest, if any, by Calypso to the stockholders entitled thereto. The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances.

     From and after the effective date of the change of domicile, no stockholder who has demanded appraisal rights shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock, unless such demand is withdrawn.

Interest of Certain Persons in the Acquisition Transaction

     Our controlling stockholders, Messrs. Cowle and Williams and/or their assigns, presently own approximately 80% of our outstanding common shares and have approved by written consent certain actions related to the acquisition of Media Depot. Following the acquisition, the controlling stockholders will continue to own an aggregate of 1,196,000 shares of our common stock, which will represent approximately 23.9% of the total outstanding share.

Federal Securities Law Consequences

     The Calypso shares of common stock to be issued in connection with the acquisition of Media Depot will not be registered under the Securities Act. It is intended that such shares will be issued pursuant to the private placement exemption under Section 4(2) and/or Regulation D of the Securities Act or other available exemption. These shares are deemed "restricted securities" and will bear an appropriate restrictive legend indicating that resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration.

     After the acquisition is completed, we intend to submit an application to have our common stock quoted on the OTC Bulletin Board. Certain outstanding shares of our common stock, including those issued pursuant to the acquisition,, will be considered "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. In the event our shares become traded in the public market, Rule 144 provides that restricted securities may be sold into the public market, subject to holding period, volume and other limitations.

     In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including any person who may be deemed to be an "affiliate," as defined under the Securities Act, is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of:

*     the average weekly trading volume in the common stock, as reported through the automated quotation system of a registered securities association, during the four calendar weeks preceding such sale, or

*     1% of the shares then outstanding.

      In order for a stockholder to rely on Rule 144, we must have available adequate current public information with respect to our business and financial status. A person who is not deemed to be an affiliate and has not been an affiliate for the most recent three months and who has held restricted shares for at least two years, would be entitled to sell such shares under Rule 144(k) without regard to the various resale limitations of Rule 144.

     Under Rule 144, the one-year holding period will commence as of the effective time of the merger for stockholders of Media Depot who receives shares of our common stock in the transaction. Sales under Rule 144 are also subject to manner of sale provisions and notice requirements and to the availability of current public information about us.

     On November 15, 2007, the SEC adopted an amendment to Rule 144 that will, among other things, shorten the holding period under Rule 144 for restricted securities from one year to six months. Under the revised rule, non-affiliates will be able to freely resell restricted securities after satisfying a six-month holding period, subject only to the public information requirement. After satisfying a 12-month holding period, non-affiliates may freely resell restricted securities without any additional requirements. The revised rule will also revise the manner of sale requirements for sales by affiliates. The amendment will be effective 60 days after publication in the Federal Register.

Our Operations After the Acquisition of Media Depot

     Upon the acquisition of Media Depot, we will become engaged in Media Depot’s current business. At the effective time of the merger, our directors and executive officers will resign and Media Depot will appoint new directors and executive officers.

     We will continue to be a reporting company under the Exchange Act, continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act. We do not expect our common stock to be listed on any national securities exchange or on The Nasdaq Stock Market in the immediate future. However, we intend to approach a broker-dealer to make an application to have our shares included on the OTC Bulletin Board. Our principal offices will be relocated to those of Media Depot located at 12 North Washington Street, Montoursville, PA 17754.

ANTICIPATED BUSINESS FOLLOWING THE ACQUISITION OF MEDIA DEPOT

Business of Media Depot, Inc.

     Upon consummation of the acquisition, Media Depot will become our wholly owned subsidiary that will include all of Media Depot’s business, assets, operations and liabilities. Media Depot was founded in March 2005 and was the result of combining Media Max, a privately held corporation, and Media Depot. Media Max has been operating since 1998. Both companies offer a full line of advertising services to manufacturers, distributors and dealers across the United States and Canada. In August 2007, Media Depot acquired all of Media Max’s assets, properties, goods, inventories, contracts and other intangible assets, although Media Max remains a subsidiary of Media Depot. Media Depot specializes in CoOp advertising and handles everything from buying and planning media in radio, TV, cable, print or outdoor advertising to creating print ads and producing electronic commercials.

     Media Depot maintains its principal offices at 12 North Washington Street, Montoursville, Pennsylvania 17754 and its telephone number is (570) 368-7633. Media Depot also maintains a satellite office in Lonoke, Arkansas and its telephone number is 501-676-0233. Both locations are leased and use approximately 4,800 sq. ft. and 2,000 sq. ft. respectively. Media Depot’s website can be accessed at www.mediadepot.biz.

     Media Depot is a national agency that is familiar with many markets in the United States. Its media buyers have in the aggregate over 30 years of experience in the advertising arena. Media Depot offers an array of services as outlined below:

      Media & Marketing

     *     Media Buying & Planning

     *     Radio

     *     Network TV

     *     Cable

     *     Newspaper

     *     Magazine

     *     Direct Mail

     *     Outdoor

     *     Market Research

      Graphic Design

     *     Logo Design

     *     Point of Purchase

     *     Display Design

     *     Outdoor Advertising

     *     Printed Materials

     *     Newspaper Ads

     *     Magazine Ads

     *     Business Cards

     *     Door Hangers

     *     Direct Mail

     *     Brochures

     *     Postcards

     *     Inserts

      Video

     *     Television Scripts

     *     Television Storyboards

     *     Television Production

      Radio

     *     Radio Scripts

     *     Professional Voices

     *     Radio Production

      Interactive Media

     *     Web Site Consulting

     *     Web Site Design

     *     Custom Graphics

     *     Web Hosting

     *     Co-op Management

     There are certain costs directly attributable to each advertising campaign. These costs represents approximately 10% of the campaign's budget and include creative, planning and verification of ads placed. Most agencies bill clients for creative expense, but Media Depot provides creative services at no cost and considers this a primary selling tool when soliciting clients.

     Media Depot's overall strategy is to first identify targeted manufacturer clients, establish corporate relationships that lead to distributors/dealers, and then implements ad campaigns for segmented client groups that benefit from pricing leverage. Media Depot’s target markets are manufacturers that utilize a CoOp advertising strategy with their distributor/dealer network. Media Depot offers a cohesive ad campaign for the manufacturer as well as advertising buying power for the distributor/dealer that they otherwise would not have.

     A typical advertising agency generates a 15% agency fee and does not generally negotiate rates for the benefit of the client. Media Depot compares rate card cost with the client's past invoices, reviews circulation/subscriber numbers, and then contacts the media offering what Media Depot’s buyers feel is a competitive price for the client's ads. Media Depot aggressively negotiates rates for the benefit of the client resulting in increased exposure for the client’s advertising campaign. Because Media Depot is not necessarily tied to a particular media, the media bids for the customer's advertising budgets.

Services

     Media Depot is a full service Advertising Agency offering media planning and placement for clients throughout the United States and Canada. Specializing in CoOp advertising, Media Depot offers cohesive ad campaigns for manufacturers and dealers utilizing CoOp programs.

     Media Depot aggressively negotiates media rates that deliver more ads per dollar spent providing a competitive advantage for clients that the typical agency does not provide. Media Depot also handles all aspects of creating, buying and planning media in radio, TV, cable, print and outdoor advertising.

     Media Depot also offers “InPerson Moving Media,” a unique way to deliver video characters on web sites with a personalize message to anyone who visits a website. This product runs video clips of actors, spokespeople or company representatives, that can draw a visual connection with customers visiting web sites. Learning what a company does online is no longer about reading content, but about viewing and listening. Media Depot, through Moving Media, allows a client’s web site the chance to get personal by delivering their content in a way that truly speaks to their customers.

Trademarks and Copyrights

     Media Depot does not typically own trademarks or copyrights on properties on which its services and products are based. These rights are owned or controlled by the creator of the property or by the entity which licenses its intellectual property rights, such as a motion picture or television producer.

Markets and Competition

     Media Depot operates in a highly competitive marketplace. Its principal competitors include Interpublic Group, Catalina Marketing Group, Omnicom Group Inc. and other local and national advertising agencies. Media Depot must also compete with various local companies in each regional market. We believe the principal competitive factors affecting Media Depot’s business are the development of client marketing and promotional strategies, unique consumer insights, creative execution, license selection, price and service quality. Media Depot must compete with companies that have far more extensive sales and development staffs and significantly greater financial resources.

     Media Depot believes that it is competitive in the services it offers and the marketing and promotional strategies it develops. It also utilizes bulk buying of advertising time and space so that it can offer reduced rates to its clients. Further, by not charging for creative expenses, additional savings are passed onto clients. Media Depot believes that its Moving Media product is unique to the marketplace and gives it an advantage when competing for on-line advertising business.

Creative Expertise

     Certain Media Depot clients will require that it provides certain creative services to produce ads. Media Depot employs experienced graphic design persons to create ads for the required media as a client demands. Media depot also employs creative writing and in-house production personnel as needed.

Government Regulation

     Media Depot’s business may be subject o certain government regulations and agencies, such as truth in advertising and legal disclaimers for certain advertisements, in addition to certain consumer advocacy groups.

Employees

     Media Depot presently has 11 full time employees, three part-time employees and one consultant. It is anticipated that during the next 12 months, Media Depot will add approximately 13 employees, including a chief operating officer. Media Depot’s employees are not members of any union, nor have they entered into any collective bargaining agreements, nor is it anticipated in the near future. It is believed that Media Depot’s relationship with its employees is good.

Facilities

     Media Depot maintains its principal offices at 12 North Washington Street, Montoursville, Pennsylvania, which consists of 4,000 sq. ft. of office space. The offices are leased from the Hoff Family Limited Partnership that is controlled by Matthew Hoff, Media Depot’s President. Lease payments are $1,500 per month and renews monthly.

     Media Depot maintains a satellite office in Lonoke, Arkansas, which consists of 2,000 sq. ft. of office space. The offices are leased for $916 per month and renews monthly.

Litigation

     Neither Calypso nor Media Depot, nor any subsidiary or property, is presently subject to any material pending legal proceedings and, to the best of our knowledge, no such actions are contemplated or threatened.

Employee Stock Plan

     Media Depot has adopted an employee stock plan that will remain in effect following the completion of its acquisition by Calypso. Under the plan, ten Media Depot employees will receive an aggregate of 180,000 shares of Calypso common stock. All of the shares to be issued will remain in trust and ownership of the shares shall not vest with the individual employee until the certain employment criteria have been met. Each employee must execute an employment agreement with Media Depot and continuously remain an employee of Media Depot for the time period indicated below.

                          Time Period                                                         Percent of Shares Vested

     12 months from the date employment agreement is signed                             25%

     24 months from the date employment agreement is signed                             25%

     36 months from the date employment agreement is signed                             25%
     48 months from the date employment agreement is signed                             25%

     Upon an employee fulfilling each time period of employment, Media Depot will deliver to the employee a stock certificate for that number of shares of Calypso common stock indicated above. In the event an employee does not enter into an employment agreement with Media Depot or fulfill any of the applicable time periods of employment, those shares of common stock not so earned by and vested with the employee will be delivered to Calypso and canceled.

     None of the shares issued under the plan will be registered under the Securities Act. The shares are being issued pursuant to an exemption from registration under the Securities Act and are deemed restricted securities. Certificates representing the shares will bear an appropriate restrictive legend and may not be offered for sale, sold or otherwise transferred except pursuant to a registration statement under the Securities Act or an appropriate exemption from such registration.

Management

     At the effective time of the merger, our directors and executive officers will resign and, in accordance with the provisions of the acquisition, Media Depot will appoint up to three new directors to serve on the board of directors. We currently anticipate that the following persons will serve as directors and executive officers. Following the closing of the acquisition, the new board will meet and make more definite appointments for executive offices.

           Name                                       Age                       Position

     Michael D. Parnell                          49                       Chief Executive Officer

                                                                                        and Director

     Timothy Young                              42                       Director

___________________________

     The business experience of each of the persons listed above during the past five years is as follows:

Michael D. Parnell will serve as President and Chief Executive Officer following the acquisition of Media Depot. Mr. Parnell is a graduate of the University of Arkansas with a degree in Agricultural Economics. In 2002, Mr. Parnell joined J.I.T. Distribution as President and was responsible for marketing, licensing and branding a variety of odor control products through retail distribution chains. In 2004, Mr. Parnell joined a National Advertising Agency as a National Account Director, directing CoOp advertising for 23 markets across the United States. In 2005, Mr. Parnell joined Media Depot as National Account Director and was responsible for securing new clients and maintaining existing client relationships.

Timothy Young will serve as a director following the acquisition of Media Depot. Mr. Young is a graduate of Pepperdine University with a degree in Communications. He has worked in media sales management and revenue generation, specific to the Internet and television, for the past 15 years with a focused on revenue forecasting, sales training, and concept selling. In 2002, Mr. Young joined Time Warner Cable Inc. as Regional Vice President, responsible for over $200 million in revenue and 250 sales and marketing personnel. In 2007, Mr. Young joined Rovion Inc., a leading provider of on-line media solutions for web publishers, advertisers, media organizations and business users as President..

Key Personnel

Our future success depends in large part on the continued services of senior management and key personnel.  In particular, we are highly dependent on the services of Matthew J. Hoff and Michael D. Parnell. Mr. Hoff is the founder of both Media Max and Media Depot and currently serves as Business Manager. Mr. Parnell currently serves as President and Chief Executive Officer. Both Mr. Hoff and Mr. Parnell will be instrumental in the growth of the Company through acquisitions and strategic partnerships.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table sets forth fees billed to Calypso by our auditors during the fiscal years ended December 31, 2006 and 2005 for:

*     services rendered for the audit of our annual financial statements and the review of our quarterly financial statements;

*     services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees;

*     services rendered in connection with tax compliance, tax advice and tax planning; and

*     all other fees for services rendered.

	Year Ended December 31, 2006	Year Ended December 31, 2005
Audit Fees	$ 2,573	$ 2,160
Audit Related Fees	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-
Total Fees	$ 2,573	$ 2,160

     Audit fees consist of fees billed for professional services rendered for the audit of our financial statements, review of the interim financial statements included in quarterly reports, and services that are normally provided by our certifying accountants in connection with statutory and regulatory filings or engagements. Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which are not reported under "Audit Fees." Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. All other fees consist of fees for products and services other than the services reported above. Prior to our engagement of our independent auditor, such engagement was approved by our board of directors. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to report to the board of directors at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The board of directors may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by us for the year ended December 31, 2006, were approved by the board of directors.

     On January 22, 2007, we terminated Chisholm Bierwolf & Nilson, LLC, Certified Public Accountants, as our independent certifying accountants, which action was unanimously approved by our board of directors on that date. Also on January 22, 2007, our board of directors unanimously approved a resolution to engage Moore & Associates, Chartered, Certified Public Accountants, to become our new independent certifying accountants.

SELECTED HISTORICAL FINANCIAL DATA OF CALYPSO FINANCIAL SERVICES, INC.

     The following selected financial data is derived from Calypso’s financial statements. This information is only a summary and does not provide all of the information contained in such financial statements, including the related notes thereto and "Management’s Discussion and Analysis of Financial Condition and Results of Operations," which are part of our Quarterly Report on Form 10-QSB for the period ended September 30, 2007, and Annual Report on Form 10-KSB for the year ended December 31, 2006, which are incorporated herein by reference. The statement of operations data for each of the years in the two-year period ended December 31, 2006 and the balance sheet data at December 31, 2006 are derived from our audited financial statements. The data as of and for the nine months ended September 30, 2007 and 2006 are derived from our unaudited financial statements, which include all adjustments consisting only of normal recurring adjustments and accruals, that we consider necessary for a fair presentation of our financial position and results of operations for these periods. Interim operating results for the nine months ended September 30, 2007 are not necessarily indicative of the results that may be expected for the entire fiscal year ending December 31, 2007 or any future period.

Statement of operations data:

	Years Ended		Nine Months Ended
	December 31, 2006	December 31, 2005	September 30, 2007	September 30, 2006
			(unaudited)
Revenues	$--	$--	$--	$--
Expenses General and administrative	9,848	7,836	8,305	6,308
Loss from operations	(9,848)	(7,836)	(8,305)	(6,308)
Other Expenses
Interest expense	(1,469)	(942)	(1,523)	(1,047)
Total other expenses	(1,469)	(942)	(1,523)	(1,047)
Net loss	(11,317)	(8,778)	(9,828)	(7,355)
Basic loss per share	$(0.01)	$(0.01)	(0.01)	(0.00)
Weighted average number of shares outstanding	1,500,000	1,500,000	1,500,000	1,500,000

Balance Sheet Data:

	September 30, 2007	December 31, 2006
	(unaudited)
Total Assets	$--	$--
Total Liabilities	(33,800)	(26,472)
Total Stockholders' Equity (Deficit)	(33,800)	(26,472)

     As described in the above-referenced reports, we are considered a development stage company with minimal assets or capital and with no material operations or income. Expenses associated with the preparation and filing of our reports have been paid for by advances from stockholders, which are evidenced on our financial statements as current liabilities. Except for the anticipated acquisition of Media Depot, we will require only nominal capital to maintain our corporate viability and necessary funds will most likely be provided by officers and directors in the immediate future. However, our deficit in working capital and stockholders equity, in addition to no significant operating results to date, raise substantial doubt about our ability to continue as a going concern.

EXPERTS

     Our financial statements and related schedules incorporated into this information statement by reference to our annual report on Form 10-KSB for the year ended December 31, 2006, have been audited by Michael Moore & Associates, Chartered, independent auditors, as stated in their report, which is also incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. We have prepared the unaudited financial statements for the period ended September 30, 2007 incorporated by reference to our report on Form 10-QSB for the quarter ended September 30, 2007.

FINANCIAL INFORMATION FOR MEDIA DEPOT, INC.

     Because the acquisition of Media Depot is not subject to stockholder approval and no action has been or will be taken by stockholders in connection with the acquisition, Media Depot financial statements are not being included with this information statement. Within four business days following completion of the acquisition of Media Depot, we intend to file with the SEC a Form 8-K current report that will include requisite information concerning Media Depot, including audited financial statements and pro forma financial information. Accordingly, we are not including financial statements, audited or unaudited, for Media Depot as part of this information statement or are we including pro forma financial information.

WHERE YOU CAN FIND MORE INFORMATION

     As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company. You can inspect and copy these materials at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at “http//www.sec.gov."

     Statements contained herein or in any document incorporated into this information statement by reference regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

     The SEC allows us to incorporate by reference certain information into this information statement. This means that we can disclose important information by referring you to other documents filed separately with the SEC. Information incorporated by reference into this information statement is considered to be a part of hereof and later information that we file with the SEC will update and/or supersede that information. We incorporate by reference the following documents:

*     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006;

*     Our Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30, and September 30, 2007;

*     Our Current Report on Form 8-K filed on January 29, 2007; and

*     Our Current Report on Form 8-K filed on October 15, 2007.

     We will provide without charge, upon written or oral request by a stockholder, a copy of any and all of the documents referred to above that have been, or may be, incorporated by reference herein. Written requests should be sent to our principal offices at 19 East 200 South, Suite 1080, Salt Lake City, Utah 84111, attn: Nancy Ah Chong. Oral requests may be made to our principal offices, telephone number (801) 322-3401.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS DECEMBER 10, 2007. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THAT CONTAINED HEREIN. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                              BY ORDER OF THE BOARD OF DIRECTORS

December 10, 2007                                      /s/ Edward F. Cowle

                                                                   Edward F. Cowle, President

APPENDIX A

ROSS MILLER
Secretary of State

206 North Carson Street

Carson City, NV 89701-4299

(775) 684 5708

Website: secretaryofstate.biz

Articles of Incorporation

(Pursuant to NRS 78)

1.	Name of Corporation: CAPLYSO FINANCIAL SERVICES, INC.

2.	Resident Agent Name and Street Address: (must be a Nevada address where process may be served).

Name:	JOHN PRICE

8160 Pacific Cove Drive	Las Vegas, Nevada	89128
Street Address	City	Zip

3.	Shares: (number of shares corporation authorized to issue)

Number of shares with par value: 20,000,000	Par Value: $0.00001

Number of shares without par value: 0

4.	Name & Addresses of Board of Directors/Trustees:

1. Name: Geoff Williams

19 East 200 South , Suite 1080	Salt Lake City	UT	84111
Street Address	City	State	Zip

2. Name: Nancy Ah Chong

19 East 200 South , Suite 1080	Salt Lake City	UT	84111
Street Address	City	State	Zip

3. Name:

Street Address	City	State	Zip

5.	Purpose: The purpose of the corporation shall be:
To engage in any and all lawful business activities under the laws of the State of Nevada

6.	Name, Address and Signature of Incorporator:
Name: Geoff Williams	Signature_______________________
19 East 200 South , Suite 1080	Salt Lake City	UT	84111
Street Address	City	State	Zip

7.	Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named corporation

_________________________________________________	__________________
Authorized Signature of R.A. or on behalf of R.A. Company	Date

APPENDIX B

MERGER AGREEMENT

THIS MERGER AGREEMENT is entered into this ____ day of Decmber 2007 by and between Calypso Financial Services, Inc., a Delaware corporation (herein sometimes called the “Delaware Corporation”), and Calypso Merger, Inc., a Nevada corporation (herein sometimes called the “Nevada Corporation”).

W I T N E S S E T H :

WHEREAS, the Delaware Corporation was incorporated by the filing of a Certificate of Incorporation in the office of the Secretary of State of the State of Delaware on July 27, 1999; the total number of shares which it is authorized to issue is 20,000,000 shares of common stock, par value $0.00001 per share (“Common Stock”); and the total number of shares which are issued and outstanding is 1,500,000 shares of Common Stock;

WHEREAS, the Nevada Corporation was incorporated on November __, 2007 under the provisions of the Nevada Revised Statutes of the State of Nevada; it’s registered office in Nevada is in the City of Las Vegas, County of Clark; the total number of shares which it is authorized to issue is 20,000,000 shares of Common Stock, $0.00001 par value per share; and no shares have been issued;

WHEREAS, the respective laws of the States of Nevada and Delaware permit the merger of said corporations (herein sometimes called the "constituent corporations")into a single corporation; and

WHEREAS, it is deemed advisable by the Board of Directors of each of the constituent corporations that the Delaware Corporation be merged with and into the Nevada Corporation.

NOW, THEREFORE, it is agreed as follows:

1.          The Delaware Corporation as of the Effective Date (as defined herein) will be merged with and into the Nevada Corporation (the “Merger”). The Nevada Corporation will be the surviving corporation and it will continue and will be deemed to continue for all purposes whatsoever after the merger with and into itself of the Delaware Corporation.

2.          The Merger will become effective when this Agreement has been adopted by the Delaware Corporation and by the Nevada Corporation and appropriate documentation has been prepared and filed in accordance with the respective laws of the States of Delaware and Nevada. For operational, accounting and bookkeeping purposes, the time when the Merger will become effective is referred to herein as the “Effective Date” which will be the date fixed in accordance with the laws of and the documentation filed with the state of incorporation of the surviving corporation.

3.          After the Effective Date, the surviving corporation will be governed by the laws of the State of Nevada and its name will be changed to “Calypso “Media Services Group, Inc.” The present Certificate of Incorporation of the Nevada Corporation will continue to be the Certificate of Incorporation of the surviving corporation. The present By- Laws of the Nevada Corporation will be and remain the By-Laws of the surviving corporation. The directors and officers of the Delaware Corporation immediately prior to the Effective Date will be the directors of the surviving corporation upon the Effective Date.

4.          Each share of Common Stock of the Delaware Corporation will be converted into one share of Common Stock of the surviving corporation. Each warrant, option, right or convertible security which entitles the holder to purchase or convert into a share of Common Stock of the Delaware Corporation, if any, will be converted into a warrant, option, right or convertible security to purchase or convert into one share of Common Stock of the surviving corporation.

5.          Upon the Effective Date, the outstanding certificates for shares of the Delaware Corporation's Common Stock will, until replaced by the surviving corporation, represent the same number of shares of Common Stock of the surviving corporation.

6.          This Agreement may be terminated and abandoned by action of the Board of Directors of the Delaware Corporation or the Nevada Corporation at any time prior to the Effective Date, for any reason whatsoever.

7.          This Agreement, upon being authorized, adopted, approved, signed and acknowledged by each of the constituent corporations in accordance with the laws under which it is formed, and filed in the office of the Secretary of State of the State of Nevada, will take effect and will thereupon be deemed and taken to be the Agreement and act of merger and consolidation of the constituent corporations; and the organization and separate corporate existence of the Delaware Corporation, except in so far as it may be continued by statute, will cease. The point of time at which the constituent corporations will become a single corporation will be the Effective Date.

8.         Upon the Effective Date, all and singular rights, capacity, privileges, powers, franchises and authority of each of the constituent corporations, and all property, real, personal and mixed, and all debts, obligations and liabilities due to each of the constituent corporations on whatever account as well as for subscriptions for shares as for all other things, belonging to each of the constituent corporations will be vested in the surviving corporation; and all such property, rights, capacity, privileges, powers, franchises, authority and immunities and all and every other interest will be thereafter as fully and effectually the property of the surviving corporation as though they were the property of the several and respective constituent corporations, and will not revert or be in any way impaired by reason of the Merger; provided however, that all rights of the creditors of the constituent corporations will be preserved unimpaired and all debts, liabilities (including liability, if any, to dissenting shareholders) and duties of the respective constituent corporations will thenceforth be attached to the surviving corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the surviving corporation.

            9.          Each constituent corporation agrees that from time to time as when it will be requested by the surviving corporation or by its successors or assigns, it will execute and deliver or cause to be executed and delivered all such other instruments and will take or cause to be taken such further or other action as the surviving corporation may deem necessary or desirable in order to vest in and to confirm to the surviving corporation title to all of the property, capacity, privileges, powers, franchises, authority, and immunities of the constituent corporation and otherwise to carry out the intent and purposes of this Agreement.

10.        The surviving corporation agrees that it may be served with process in the State of Nevada or in the State of Delaware, in any proceeding for enforcement of any obligation of the Delaware Corporation as well as for enforcement of any obligation of the corporation arising from the Merger, including any suit or other proceeding to enforce the right of any stockholder as determined in any appraisal proceeding pursuant to Section 262 of the Delaware Business Corporation Act and will irrevocably appoint the Secretary of State of the State of Nevada as its agent in Nevada and the Secretary of State of the State of Delaware as its agent in Delaware to accept service of process in any such suit or other proceeding. The address to which a copy of such process will be mailed by the Secretary of State of the State of Nevada will be c/o John Price and Associates, 8116 Pacific Cove Drive, Las Vegas, Nevada 89128, and by the Secretary of State of the State of Delaware will be Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

11.        The surviving corporation hereby reserves the right to amend, alter, change or repeal any provisions contained in any of the articles of this Agreement or as the same may hereafter be amended, in the manner now or hereafter provided by the laws of the State of Nevada and all rights of the stockholders of the surviving corporation are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned have signed this Agreement this ____ day of December 2007.

Calypso Merger, Inc.	Calypso Financial Services, Inc.
a Nevada corporation	a Delaware Corporation

By:______________________________	By:_____________________________
Its:______________________________	Its:_____________________________

                                                                                                                                  APPENDIX C

AGREEMENT AND PLAN OF MERGER

Among

Calypso Financial Services, Inc.,

Calypso Acquisitions, Inc.,

Media Depot, Inc.

And

H. Deworth Williams and Edward F. Cowle

AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER (the “Agreement ”) is made and entered into as of this 12th day of October 2007 by and among Calypso Financial Services, Inc., a Delaware Corporation (“Calypso ”), Calypso Acquisitions, Inc., a Nevada corporation (“Merger Sub”); Media Depot, Inc., a Nevada corporation (“Media Depot”) and H. Deworth Williams and Edward F. Cowle, principal stockholders of Calypso who will make certain representations, warranties and covenants herein (“Principal Stockholders”) (the “Calypso Stockholders ”).

       WHEREAS , Calypso intends to change its state of domicile from Delaware to Nevada following the execution of this Agreement

      WHEREAS , Calypso desires to acquire Media Depot as a wholly owned subsidiary and to issue shares of Calypso common stock to the security holders of Media Depot upon the terms and conditions set forth herein. Merger Sub is a newly created, wholly-owned subsidiary corporation of Calypso that will be merged with and into Media Depot, whereupon Media Depot will be the surviving corporation and will become the wholly owned subsidiary of Calypso. Merger Sub and Media Depot are sometimes collectively hereinafter referred to herein as the “Constituent Corporations”);

       WHEREAS , the boards of directors of Calypso, Merger Sub and Media Depot, respectively, deem it advisable and in the best interests of such corporations and their respective stockholders that Merger Sub merges with and into Media Depot pursuant to this Agreement and the Certificate of Merger (in the form attached hereto as Attachment “A”) and pursuant to applicable provisions of law (such transaction is hereafter referred to as the “Merger ”);

       WHEREAS , the Calypso Stockholders own, beneficially and of record, 1,196,000 shares of common stock of Calypso, representing 79.7% of the issued and outstanding common stock of Calypso; and

      WHEREAS , each of the parties to this Agreement desires to make certain representations, warranties and agreements in connection with the transactions contemplated herein and also to prescribe various conditions thereto.

      NOW THEREFORE, in consideration of the premises, mutual covenants set out herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

      SECTION 1      Acquisition of Media Depot, Inc. The parties to this Agreement do hereby agree that prior to the Closing and Effective Time of the Merger (the terms “Closing ” and “Effective Time of the Merger” are defined in Section 6 hereof), Calypso will change its state of domicile from Delaware to Nevada. The parties further agree that Calypso will then acquire Media Depot by way of Merger Sub merging with and into Media Depot upon the terms and conditions set forth herein and in accordance with the provisions of the Nevada Revised Statutes (“NRS ”) and the Delaware General Corporation Law (the “DGCL ”), as applicable. It is the intention of the parties hereto that this transaction qualifies as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

      SECTION 2      Terms of Merger. In accordance with the provisions of this Agreement and the requirements of applicable law, Merger Sub will be merged with and into Media Depot as of the Effective Time of the Merger. Media Depot will be the surviving corporation (hereinafter sometimes referred to as the “Surviving Corporation”) and the separate existence of Merger Sub will cease at the Effective Time of the Merger. Media Depot, as the Surviving Corporation, will succeed to and assume all the rights and obligations of Merger Sub in accordance with the NRS, as described below. Consummation of the Merger will be upon the following terms and subject to the conditions set forth herein:

(a)      Corporate Existence. Commencing at the Effective Time of the Merger, the separate corporate existence of Merger Sub will cease and the Surviving Corporation will continue its corporate existence as a Nevada corporation; and

(i)   it will thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations;

(ii)   all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations will, except as otherwise set forth herein, be taken and deemed to be transferred to and will be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and

(iii)  all rights of creditors and all liens, if any, upon any property of any of the Constituent Corporations will be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Time of the Merger, and all debts, liabilities and duties of the Constituent Corporations will thenceforth attach to the Surviving Corporation.

(b)      Effective Time of the Merger. At the Effective Time of the Merger,

(i)   the Certificate of Incorporation and the Bylaws of Media Depot, as existing and in effect immediately prior to the Effective Time of the Merger, will be and remain the Certificate of Incorporation and Bylaws of the Surviving Corporation;

(ii)  the members of the Board of Directors of Media Depot holding office immediately prior to the Effective Time of the Merger will remain as the members of the Board of Directors of the Surviving Corporation until their respective successors are elected or appointed and qualified (if on or after the Effective Time of the Merger a vacancy exists on the Board of Directors of the Surviving Corporation, such vacancy may thereafter be filled in a manner provided by applicable law and the Bylaws of the Surviving Corporation); and

(iii)  until the Board of Directors of the Surviving Corporation otherwise determines, all persons who hold offices of Media Depot at the Effective Time of the Merger will continue to hold the same offices of the Surviving Corporation.

(c)      Conversion of Securities. At the Effective Time of the Merger and without any action on the part of Calypso, Merger Sub, Media Depot or the holders of any of the securities of any of these corporations, each of the following will occur:

(i)    The 3,500 shares of Media Depot common stock issued and outstanding immediately prior to the Effective Time of the Merger, which amount includes any shares to be issued by Media Depot prior to the Closing upon the conversion of certain outstanding options and warrants to acquire shares of Calypso common stock, will be converted into the right to receive an aggregate of 3,500,000 shares of Calypso common stock. Accordingly, each one (1) share of Media Depot common stock is to be converted into the right to receive one thousand (1,000) share of Calypso common stock (the “Conversion Ratio”). No fraction of any share of Calypso common stock will be issued to any former holder of Media Depot common stock; rather, the number of shares of Calypso common stock otherwise issuable, if other than a whole number, will be rounded to the nearest whole number. The holders of such certificates previously evidencing shares of Media Depot common stock outstanding immediately prior to the Effective Time of the Merger will cease to have any rights with respect to such shares of Media Depot’s common stock except as otherwise provided herein or by law.

(ii)  Any shares of Media Depot capital stock held in the treasury of Media Depot immediately prior to the Effective Time of the Merger will automatically be canceled and extinguished without any conversion thereof and no payment will be made with respect thereto. At the Effective Time of the Merger, the stock transfer books of Media Depot will be closed and thereafter, there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of any shares of Media Depot common stock that were outstanding immediately prior to the Effective Time of the Merger.

(iii) Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time of the Merger will remain in existence as one share of common stock of the Surviving Corporation, which will be owned by Calypso.

(v)  The 1,500,000 shares of Calypso common stock issued and outstanding prior to the Merger will remain issued and outstanding after the Effective Time of the Merger.

(d)      Restricted Securities.

(i)   None of the shares of Calypso common stock into which the shares of Media Depot common stock are to be converted will, at the Effective Time of the Merger, be registered under the Securities Act of 1933, as amended (the “Securities Act”) but, rather, will be deemed to have been issued pursuant to an exemption or exemptions therefrom (subject to the satisfaction of certain other terms and conditions hereof) and will be considered “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act. All shares of Calypso common stock to be issued pursuant to this Agreement will be exempt from registration under the Securities Act pursuant to Section 4(2) of that Act and/or Regulation D – Rule 506 promulgated thereunder, and certificates representing the shares will bear a restrictive legend worded substantially as follows and as may otherwise be required:

“The shares represented by this certificate have not been registered under the Securities Act of 1933 (the “Act”) and are “restricted securities” as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the corporation.”

     (ii)     At the Closing, Calypso will direct its transfer agent to record, as soon as practicable after the Closing, the issuance of Calypso common stock to the holders of Media Depot’s common stock pursuant to the provisions set forth above. The transfer agent will annotate its records to reflect the restrictions on transfer embodied in the legend set forth above. There will be no requirement of Calypso to register under the Securities Act any shares of Calypso common stock in connection with the Merger.

(e)      Other Matters.

(i)   Immediately prior to the Effective Time of the Merger, Media Depot will have no more than 3,500 shares of Media Depot common stock issued and outstanding. Immediately prior to the Effective Time of the Merger, Calypso will have no more than 1,500,000 shares of Calypso common stock and no other series of common stock issued and outstanding.

(ii)   From and after the Closing and with a view to making available to holders of Calypso common stock issuable hereunder the benefits of Rule 144 of the Securities Act, or any other similar rule or regulation of the Securities and Exchange Commission (“SEC ”), Calypso will take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to Calypso common stock. Calypso will furnish to any holder of Calypso common stock forthwith, upon request, a written statement by Calypso as to its compliance with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of Calypso as filed with the SEC and such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a holder to sell any such Calypso common stock without registration, upon satisfaction of all applicable provisions of Rule 144. Calypso agrees to facilitate and expedite transfers of the shares of Calypso common stock pursuant to Rule 144 under the Securities Act, which efforts will include timely notice to its transfer agent to expedite such transfers of such shares.

(iii)  Immediately prior to the Closing, the Calypso Board of Directors will nominate and elect to the Calypso Board, Michael D. Parnell, effective immediately upon the Closing, and Calypso will cause all of the persons then serving as directors and officers of Calypso immediately prior to the Closing to tender their resignations as directors and executive officers of Calypso, effective immediately upon the Closing. Following the Closing, Mr. Parnell will have at his discretion the authority to nominate additional directors and all new directors shall serve in such capacities until the next meeting of stockholders of Calypso at which directors are elected.

(iv)  If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the officers and directors of Calypso are hereby fully authorized to take, and will use their reasonable efforts to take, all such lawful and necessary action.

(f)      Registration. F ollowing completion of the Effective Date of the Merger the parties hereto agree to use their best effort to cause Calypso to prepare and file with the SEC a registration statement on Form SB-2, or other equivalent and appropriate form, relating to certain issued and outstanding shares of Calypso common stock. Those shares of Calypso common stock that may be included in the registration statement will be (x) the current issued and outstanding shares of Calypso common stock; (y) shares of certain current Media Depot stockholders that may have existing registration rights relating to their Media Depot shares and who will receive Calypso shares pursuant to the Merger; and (z) such other shares as may be determined by the Calypso Board of Directors following the Closing.

     (g)      Future Acquisitions. In addition to the shares of Calypso common stock to be issued pursuant to this terms and provisions of this Agreement, the parties hereto agree that up to 5,000,000 shares of Calypso’s authorized but unissued common stock will be reserved for the possible future issuance in connection with potential acquisitions of other businesses, entities or assets related to the business of Media Depot following the Effective Time of the Merger. The parties hereby represent that there is no present commitment or definitive agreement to issue any of these shares and no assurances are give by any of the parties that any future acquisitions will be finalized.

      SECTION 3      Delivery of Shares. On or as soon as practicable after the Effective Time of the Merger, Media Depot will use reasonable efforts to cause all holders of Media Depot’s common stock (the “Media Depot Stockholders”) to surrender to Calypso’s transfer agent for cancellation certificates representing their shares of Media Depot’s common stock, against delivery of certificates representing the shares of Calypso common stock for which Media Depot’s common stock is to be converted in the Merger pursuant to Section 2 hereof. Each of the Media Depot Stockholders will be required, prior to or upon surrender of their Media Depot common stock, to deliver to Calypso an “investment letter” or other written instrument acceptable to the parties hereto, providing, among other things, whether or not the investor is an “accredited investor” as defined under Regulation D of the Securities Act. Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Time of the Merger, represented Media Depot common stock, will be deemed for all corporate purposes to evidence ownership of the same number of shares of Calypso common stock into which the shares of Media Depot common stock represented by such Media Depot certificate will be converted hereunder.

       SECTION 4      Representations of Media Depot. Media Depot hereby makes as of the date hereof and as of the Effective Time of the Merger, the following representations and warranties:

(a)     As of the date hereof and for the purpose of this Agreement, the total number of shares of Media Depot common stock issued and outstanding is 3,500 shares.

(b)     Media Depot common stock constitutes duly authorized and validly issued shares of common stock of Media Depot. All shares are fully paid and nonassessable.

(c)     The audited financial statements of Media Depot as of and for the years ended December 31, 2006 and 2005, and unaudited financial statements for the interim period through September 30, 2007, which have been delivered to Calypso, or will be delivered prior to the Closing (hereinafter referred to as the “Media Depot Financial Statements”), fairly present the financial condition of Media Depot as of the dates thereof and the results of its operations for the periods covered thereby. Other than as set forth in any schedule or exhibit attached hereto, and except as may otherwise be set forth or referenced herein, there are no material liabilities or obligations, either fixed or contingent, not disclosed or referenced in Media Depot Financial Statements or in any exhibit or notes thereto other than contracts or obligations occurring in the ordinary course of business since September 30, 2007; and no such contracts or obligations occurring in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of Media Depot as reflected in Media Depot Financial Statements. Media Depot has, or will have at the Closing, good title to all assets, properties or contracts shown on Media Depot Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein and liens and encumbrances of record.

      (d)     Prior to the Closing, Media Depot will finalize the acquisition of all of the assets, properties, goods and inventories and all liabilities and other obligations of Media Max, a private Pennsylvania corporation and Media Depot will have perfected title to all of the assets, properties goods and inventories thereunder acquired.

(e)     Except as disclosed in writing to Calypso, since September 30, 2007, there has not been any material adverse changes in the financial position of Media Depot except changes arising in the ordinary course of business, which changes will not materially and adversely affect the financial position of Media Depot.

(f)      Except as and to the extent set forth in Attachment 4(f), Media Depot is not a party to any material pending litigation or, to the knowledge of its executive officers (herein, the “Media Depot’s Knowledge”), any governmental investigation or proceeding, not reflected in Media Depot Financial Statements, and, to Media Depot’s Knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened in writing against Media Depot.

(g)     Neither Media Depot nor any of its officers, employees or agents, nor any other person acting on behalf of Media Depot, has directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any person who is or may be in a position to help or hinder Media Depot’s business, or assist it in connection with any actual or proposed transaction, which (i) might be reasonably expected to subject it to any material damage or penalty in any action or to have a material adverse effect on Media Depot or its business, assets, properties, financial condition or results of operations (a “Material Adverse Effect”), (ii) if not given in the past, might have reasonably been expected to have had a Material Adverse Effect, or (iii) if not continued in the future, might be reasonably expected to have a Material Adverse Effect or to subject Media Depot to material suit or penalty in any action.

(h)     Media Depot is in good standing in its state of incorporation, and is in good standing and duly qualified to do business in each state where required to be so qualified, except where the failure to so qualify would have no Material Adverse Effect.

(i)     Media Depot has, or by the Effective Time of the Merger will have, filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed in the ordinary course of business and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Effective Time of the Merger.

(j)     Media Depot has not materially breached any material agreement to which it is a party. Media Depot has previously given Calypso copies of or access to all material contracts, commitments and/or agreements to which Media Depot is a party.

(k)     Media Depot has the requisite corporate power and authority to enter into this Agreement together with such other agreements and documents requisite to this Agreement (the “Transaction Documents”) to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been, or will prior to the Closing and the Effective Time of the Merger be, duly authorized by Media Depot’s Board of Directors and by Media Depot’s stockholders, if necessary. The execution of this Agreement and other Transaction Documents does not materially violate or breach any material agreement or contract to which Media Depot is a party, and Media Depot, to the extent required, has, or will have by Closing, obtained all necessary approvals or consents required by any agreement to which Media Depot is a party. The execution and performance of this Agreement and other Transaction Documents will not violate or conflict with any provision of Media Depot’s Certificate of Incorporation in effect as of the date hereof, or Bylaws of Media Depot.

(l)     Information regarding Media Depot which has been delivered by Media Depot to Calypso for use in connection with the Merger was, at the time provided, to Media Depot’s Knowledge true and accurate in all material respects.

(m)     To Media Depot’s Knowledge, Media Depot has and at the Closing will have, disclosed in writing to Calypso all events, conditions and facts materially affecting the business, financial conditions (including any liabilities, contingent or otherwise) or results of operations of Media Depot.

(n)     To Media Depot’s Knowledge Media Depot is, and has been in material compliance with, and Media Depot has conducted any business previously owned or operated by it in material compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations and environmental laws and regulations, except where such noncompliance in the aggregate has not had, and would not be reasonably expected to have, a Material Adverse Effect. Media Depot has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or claims threatened in writing in connection therewith.

(o)     To Media Depot’s Knowledge without limiting the foregoing, (i) Media Depot and any other person or entity for whose conduct Media Depot is legally held responsible are and have been in material compliance with all applicable federal, state, regional, local laws, statutes, ordinances, judgments, rulings and regulations relating to any matters of pollution, protection of the environment, health or safety, or environmental regulation or   control, and (ii)   neither Media

Depot nor any other person for whose conduct Media Depot is legally held responsible has manufactured, generated, treated, stored, handled, processed, released, transported or disposed of any hazardous substance on, under, from or at any of Media Depot’s properties or in connection with Media Depot’s operations.

(p)     Except as, and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against it as to amount in the latest balance sheet contained in Media Depot Financial Statements, there is no basis for any assertion against Media Depot of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes (including e-commerce sales or other taxes), interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement nor other Transaction Documents to which it is a party, nor the consummation of the transactions contemplated hereby or thereby will

 (i)  result in any payment (whether severance pay, unemployment compensation or otherwise) becoming due from Media Depot to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of Media Depot;

(ii)  increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of Media Depot; or

                    (iii)  result in the acceleration of the time of payment or vesting of any such benefits.

(q)     Except as may be otherwise disclosed herein or by a written attachment hereto, no officer, director or affiliate of Media Depot has been, within the past five years, a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses; subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and which judgment has not been reversed, suspended or vacated.

(r)     Except as disclosed to Calypso in writing and annexed hereto as Attachment 4(r), to Media Depot’s Knowledge Media Depot has no material contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects, or otherwise. For purposes of this Section 4(r), “material” means payment or performance of a contract, commitment, arrangement or understanding in the ordinary course of business, which is expected to involve payments from Media Depot to any third party in excess of $100,000.

(s)     To Media Depot’s Knowledge, no representation or warranty by Media Depot contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. Except as specifically indicated elsewhere in this Agreement, all documents delivered by Media Depot in connection herewith have been and will be complete originals, or exact copies thereof.

      SECTION 5      Representations of Calypso, Merger Sub and the Calypso Stockholders. Calypso, Merger Sub and the Calypso Stockholders hereby make jointly and severally, as of the date hereof and as of the Effective Time of the Merger, the following representations and warranties:

(a)     As of the date hereof and the Effective Time of the Merger, the shares of Calypso common stock to be issued and delivered to the security holders of Media Depot hereunder and in connection herewith will, when so issued and delivered, constitute duly authorized, validly and legally issued, fully-paid, nonassessable shares of Calypso common stock, free of all liens and encumbrances.

(b)     Each of Calypso and Merger Sub has the requisite corporate power to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (i) have been or will prior to the Closing and the Effective Time of the Merger be duly authorized by the respective Boards of Directors of Calypso and Merger Sub and by Calypso as the sole stockholder of Merger Sub, and (ii) except as set forth in Section 7(e) hereof, do not have to be approved or authorized by the stockholders of Calypso. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which Calypso, Merger Sub or the Calypso Stockholders is a party or to which it is otherwise subject and will not violate any judgment, decree, order, writ, law, rule, statute, or regulation applicable to Calypso, Merger Sub or their properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Certificates of Incorporation or Bylaws of either Calypso or Merger Sub. Each of the Calypso Stockholders is an individual and each has the authority and capacity to enter into and execute this Agreement and to be obligated to the terms and conditions set forth herein.

(c)     Calypso has delivered to Media Depot a true and complete copy of its audited financial statements for the fiscal years ended December 31, 2006, and 2005 and unaudited interim financial statements through September 30, 2007 (the “Calypso Financial Statements”). The Calypso Financial Statements are complete, accurate and fairly present the financial condition of Calypso as of the dates thereof and the results of its operations for the periods then ended. There are no material liabilities or obligations either fixed or contingent not reflected therein. The Calypso Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of Calypso as of the dates thereof and the results of its operations and changes in financial position for the periods then ended. Calypso agrees to provide updated quarterly financial statements as required by the SEC. Merger Sub has no financial statements because it was recently formed solely for the purpose of effectuating the Merger and it has been, is and will remain inactive except for purposes of the Merger and it has no assets, liabilities, material contracts or obligations of any kind other than as incurred in the ordinary course in connection with its incorporation in Nevada. Calypso has no subsidiaries or affiliates except for Merger Sub and Merger Sub has no subsidiaries or affiliates.

(d)     Since September 30, 2007, there have not been any material adverse changes in the business, financial condition or results of operation of Calypso. At the Closing, neither Calypso nor Merger Sub will have any material assets and neither such corporation now has, nor will it have, any liabilities of any kind other than those reflected in the most recent balance sheet set forth in the Calypso Financial Statements and any costs or liabilities incurred in connection with the Merger. Calypso will fully pay prior to the Closing its outstanding liabilities so that at Closing, Calypso has no outstanding liabilities.

(e)     Neither Calypso nor Merger Sub is a party to, or the subject of, any material pending litigation, claims, or governmental investigation or proceeding not reflected in the Calypso Financial Statements, and to the knowledge of the executive officers of Calypso and of the Calypso Stockholders (herein “Calypso’s Knowledge”), there are no material lawsuits, claims, assessments, investigations, or similar matters, threatened in writing against Merger Sub, Calypso, or the management or properties of Calypso or Merger Sub.

(f)     Calypso and Merger Sub are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective incorporation; each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact. Neither corporation is required to be qualified to do business in any state other than the respective state of its incorporation.

(g)     To Calypso’s Knowledge, Calypso and Merger Sub have filed all federal, state, county and local income, excise, property and other tax, governmental and/or other returns, forms, filings, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provision in the Calypso Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns, filings or reports or pursuant to any assessments received. Neither Calypso nor Merger Sub is delinquent or obligated for any tax, penalty, interest, delinquency or charge and there are no tax liens or encumbrances applicable to either corporation. Neither Calypso nor Merger Sub is deemed to be an “S Corporation” as defined by Internal Revenue Code of 1986, as amended.

(h)     As of the date of this Agreement, Calypso’s authorized capital stock consists solely of 20,000,000 shares of common stock, $0.00001 par value, of which 1,500,000 shares are presently issued and outstanding. Immediately prior to the Closing, Calypso will have outstanding 1,500,000 shares of common stock and no other capital stock. Merger Sub’s capitalization consists solely of 1,000 authorized shares of $0.001 par value common stock (“Merger Sub’s Common Stock”), of which 1,000 shares are outstanding, all of which are owned by Calypso, free and clear of all liens, claims and encumbrances. All outstanding shares of common stock of Calypso and Merger Sub are, and will be at the Closing, duly authorized, validly issued, fully paid and nonassessable. There are no existing options, calls, claims, warrants, preemptive rights, registration rights or commitments of any character relating to the issued or unissued capital stock or other securities of either Calypso or Merger Sub.

(i)     The financial records, minute books, and other documents and records of Calypso and Merger Sub have been made available to Media Depot prior to the Closing. The records and documents of Calypso and Merger Sub that have been delivered to Media Depot constitute all of the material records and documents of Calypso and Merger Sub that they are aware of or that are in their possession or in the possession of Calypso or Merger Sub.

(j)     Neither Calypso nor Merger Sub has materially breached any material agreement to which it is or has been a party. Prior to the execution of the Agreement, Calypso has given to Media Depot copies or access to all material contracts, commitments and/or agreements to which Calypso is a party. There are no currently existing agreements with any affiliates, related or controlling persons or entities. Calypso has no leasehold interest or other ownership interest, and no obligations under any real estate or any mining claims.

(k)     Calypso has complied with all provisions relating to the issuance of shares and for the registration thereof under the Securities Act and all applicable state securities laws, or appropriate exemption from registration therefrom. To the best of Calypso’s Knowledge, there are no outstanding, pending or threatened stop orders or other actions or investigations relating thereto involving federal and state securities laws.

(l)     Calypso currently has no, and for the past five years has not had, any employees, consultants or independent contractors other than its attorneys, accountants and transfer agent. J. Rockwell Smith, Edward F. Cowle and Geoff Williams, and will be at the Closing, the sole directors and sole executive officers of Calypso, and Geoff Williams and Nancy Ah Chong will be at the Closing the sole directors and sole executive officers of Merger Sub.

(m)    Calypso and Merger Sub have, and at the Closing will have, disclosed in writing to Media Depot all events, conditions and facts materially affecting the business, financial conditions, including any liabilities, contingent or otherwise, or results of operations of either Calypso or Merger Sub, since September 30, 2007.

(n)     Calypso’s is presently engaged in the business of seeking potential operating businesses and business opportunities with the intent to acquire or merge with such businesses.

(o)     To Calypso’s Knowledge, all information regarding Calypso which has been provided to Media Depot by Calypso, or set forth in any document or other communication, disseminated to any former, existing or potential stockholders of Calypso, to the public or filed with the SEC or any state securities regulators or authorities, is true, complete, accurate in all material respects, not misleading, and was and is in full compliance with all securities laws and regulations. Without limiting the generality of the foregoing, as of the date hereof Calypso has filed all reports, schedules, forms, statements and other documents with the SEC (the “SEC Documents”) as required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. Except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document, none of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Calypso included in the SEC Documents are true and complete and comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

(p)     To Calypso’s Knowledge, Calypso is and has been in compliance with, and Calypso has conducted any business owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations, including, but not limited to, the Sarbanes-Oxley Act of 2002, and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect. Calypso has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or threatened claims in connection therewith. To its Knowledge, Calypso has never conducted any operations or engaged in any business transactions of a material nature other than as set forth in the reports Calypso has previously filed with the SEC.

(q)     The certificates of the Chief Executive Officer and Principal Accounting Officer of Calypso required by Rules 13a-14 and 15d-14 of the Exchange Act or Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the SEC Documents, as applicable, are true and correct as of the date of this Agreement as they relate to a particular SEC Document, as though made as of the date of this Agreement. Calypso has established and maintains disclosure controls and procedures, has conducted the procedures in accordance with their terms and has otherwise operated in compliance with the requirements under Rules 13a-15 and 15d-15 of the Exchange Act.

(r)     Except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against as to amount in the latest balance sheet contained in the Calypso Financial Statements, there is no basis for any assertion against Calypso of any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes, including e-commerce sales or other taxes, interest, penalties and other charges payable with respect thereto. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will

(i)   result in any payment, whether severance pay, unemployment compensation or otherwise, becoming due from Calypso to any person or entity, including without limitation any employee, director, officer;

(ii)  increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate; or

   (iii)  result in the acceleration of the time of payment or vesting of any such benefits.

(s)     To Calypso’s Knowledge, no aspect of Calypso’s business, operations or assets is of such a character as would restrict or otherwise hinder or impair Calypso from carrying on the business of Calypso as it is presently being conducted and as anticipated following consummation of the Merger.

(t)     To Calypso’s Knowledge, other than retention of accountants, attorney, and transfer agent, Calypso has no other contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, and prospects or otherwise.

(u)     None of Calypso, Merger Sub or any other affiliate thereof has or maintains any employee benefit, bonus, incentive compensation, profit-sharing, equity, stock bonus, stock option, stock appreciation rights, restricted stock, other stock-based incentive, executive compensation agreement, employment agreement, deferred compensation, pension, stock purchase, employee stock ownership, savings, pension, retirement, supplemental retirement, employment related change-in-control, severance, salary continuation, layoff, welfare (including, without limitation, health, medical, prescription, dental, disability, salary continuation, life, accidental death, travel accident, and other insurance), vacation, holiday, sick leave, fringe benefit, or other benefit plan, program, or policy, whether qualified or nonqualified and any trust, escrow, or other agreement related thereto, covering any present or former employees, directors, or their respective dependents.

(v)     There are no actions, proceedings or investigations pending or, to Calypso’s Knowledge after making appropriate investigation, threatened before any federal or state environmental regulatory body, or before any federal or state court, alleging noncompliance by Calypso or any predecessor in interest with the Comprehensive Environmental Response, Compensation and Liability Act of 1990 ("CERCLA") or any other Environmental Laws. To Calypso’s Knowledge after due investigation;

          (i)     there is no reasonable basis for the institution of any action, proceeding or investigation against Calypso under any Environmental Law;

                 (ii)     Calypso is not responsible under any Environmental Law for any release by any person at or in the vicinity of real property of any hazardous substance (as defined by CERCLA), caused by the spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any such hazardous substance into the environment;

          (iii)    Calypso is not responsible for any costs of any remedial action required by virtue of any release of any toxic or hazardous substance, pollutant or contaminant into the environment including, without limitation, costs arising from security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body;

                 (iv)     Calypso is in material compliance with all applicable Environmental Laws; and

(v)  no real property, now or in the past, used, owned, managed or controlled by Calypso contains any toxic or hazardous substance including, without limitation, any asbestos, PCBs or petroleum products or byproducts in any form, the presence, location or condition of which (x) violates any Environmental Law, or (y) cannot be cleaned by ordinary reclamation procedures customary in the oil and gas industry.

For purposes of this Agreement, "Environmental Laws" will mean any federal, state, local or municipal statute, ordinance or regulation, or order, ruling or other decision of any court, administrative agency or other governmental authority pertaining to the release of hazardous substances (as defined in CERCLA) into the environment.

(w)     To Calypso’s Knowledge, no representation or warranty by Calypso or Merger Sub contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. Except as specifically indicated elsewhere in this Agreement, all documents delivered by Calypso in connection herewith have been and will be complete originals, or exact copies thereof.

      SECTION 6      Closing . The Closing of the transactions contemplated herein will take place on such date (the “Closing ”) as mutually determined by the parties hereto, but no later than five (5) days after all conditions precedent have been satisfied or waived and all required documents have been delivered. The parties will use their reasonable commercial efforts to cause the Closing to occur on or before October 31, 2007. The “Effective Time of the Merger” will be that date and time specified in the Certificate of Merger as the date on which the Merger will become effective.

       SECTION 7      Actions Prior to Closing.

(a)     Prior to the Closing, Media Depot on the one hand, and Calypso and Merger Sub on the other hand, will be entitled to make such investigations of the assets, properties, business and operations of the other party and to examine the books, records, tax returns, financial statements and other materials of the other party as such investigating party deems necessary in connection with this Agreement and the transactions contemplated hereby. Any such investigation and examination will be conducted at reasonable times and under reasonable circumstances, and the parties hereto will cooperate fully therein. The representations and warranties contained in this Agreement will not be affected or deemed waived by reason of the fact that either party hereto discovered or should have discovered any representation or warranty is or might be inaccurate in any respect. Until the Closing, the parties hereto and their respective affiliates will keep confidential and will not use in any manner inconsistent with the transactions contemplated by this Agreement, any information or documents obtained from the other concerning its assets, properties, business or operations. If the Closing will not occur for any reason (including, without limitation, pursuant to a termination of this Agreement), the parties hereto and their respective affiliates will not disclose, nor use for their own benefit, any such information or documents obtained from the other party or parties, in either case, unless and to the extent such information or documents are:

(i)   readily ascertainable from public or published information, or trade sources;

(ii)   received from a third party not under an obligation to such Media Depot or Calypso, as the case may be, to keep such information confidential; or

(iii)  required to be disclosed by any applicable law, rule, regulation or court order.

If the Closing does not occur for any reason, each of the parties and their respective affiliates will promptly return or destroy all such confidential information and compilations thereof as is practicable, and will certify such destruction or return to the other party.

(b)     Prior to the Closing, any written news releases or public disclosure by either party pertaining to this Agreement will be submitted to the other party for its review and approval prior to such release or disclosure; provided, however, that

(i)   such approval will not be unreasonably withheld, and

(ii)   such review and approval will not be required of disclosures required to comply, in the judgment of counsel, with federal or state securities or corporate laws or policies.

(c)      Prior to the Closing, Calypso will effect a change in its corporate domicile from the State of Delaware to Nevada and will effect the Closing as a Nevada entity. Calypso will also cause it corporate name to be changed to reflect the Acquisition of Media Depot and which name will be Calypso Media Services Group, Inc., or to such other name as might be determined by Calypso’s Board of Directors.

(d)     Except as contemplated by this Agreement, there will be no stock dividend, stock split, recapitalization, or exchange of shares with respect to, or rights issued in respect of Calypso common stock after the date hereof and there will be no dividends or other distributions paid on Calypso’s common stock after the date hereof, in each case through and including the Effective Time of the Merger. Calypso and Merger Sub will conduct no business activities prior to the Closing other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated hereby.

(e)     Calypso will take the requisite and necessary actions to obtain the written consent for those actions discussed in Section 7(c) above as soon as practicable after the execution of this Agreement and, as promptly as practicable thereafter will:

(i)   prepare and file with the SEC a preliminary Information Statement to be disseminated by Calypso to its stockholders (the “Information Statement”) relating to the matters stated above;

(ii)  take the appropriate action to obtain and furnish the information required by the SEC to be included in the definitive Information Statement; and

(iii)  after consultation with counsel to Media Depot, respond promptly to any comments made by the SEC with respect to the preliminary Information Statement and cause the definitive Information Statement to be mailed to its stockholders as promptly as practicable following clearance from the SEC.

(f)      Media Depot will provide to Calypso any information for inclusion in the Information Statement which may be required under applicable law and which is reasonably requested by Calypso. Each of Media Depot, Calypso and Merger Sub, respectively, agree promptly to correct any information provided by any of them for use in the Information Statement if, and to the extent that, such information will have become false or misleading in any material respect and Calypso further agrees to take all necessary steps to cause the Information Statement as so corrected to be filed with the SEC and to be disseminated to its stockholders to the extent required by applicable federal securities laws.

(g)     Calypso hereby represents and warrants that the information supplied or to be supplied by Calypso for inclusion or incorporation by reference in (i) the Information Statement or (ii) the Other Filings (as defined below) will, at the respective times filed with the SEC and, in addition, in the case of the Information Statement, as of the date it or any amendment or supplement thereto is mailed to stockholders, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Information

Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Media Depot hereby represents and warrants that the information supplied or to be supplied by Media Depot for inclusion or incorporation by reference in the Information Statement or Other Filings will, at the respective times filed with the SEC and, in addition, in the case of the Information Statement, as of the date it or any amendment or supplement thereto is mailed to stockholders, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(h)     As soon as practicable following the date hereof and following the Effective Time of the Merger, each of Calypso and Media Depot agree to properly prepare and file any other filings required under the Exchange Act or any other federal, state or foreign law relating to the Merger including, but not limited to, a Current Report on Form 8-K that will be filed with the SEC no later than four business days following the Effective Time of the Merger (collectively, the “Other Filings”).

(i)     Except as required by law, Calypso and Merger Sub will not voluntarily take any action that would, or that is reasonably likely to, result in any of the conditions to the Merger not being satisfied. Without limiting the generality of the foregoing Calypso and Merger Sub will not take any action that would result in

     (i)     any of its representations and warranties set forth in this Agreement that are qualified as to materiality becoming untrue, or

     (ii)    any of such representations and warranties that are not so qualified becoming untrue in any material respect.

      SECTION 8      Conditions Precedent to the Obligations of Media Depot. All obligations of Media Depot under this Agreement to effect the Merger and the other transactions contemplated hereby are subject to the fulfillment, prior to or as of the Closing and/or the Effective Time of the Merger, as indicated below, of each of the following conditions:

(a)     The representations and warranties by or on behalf of Calypso and Merger Sub contained in this Agreement, or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith, will be true at and as of the Closing and Effective Time of the Merger as though such representations and warranties were made at and as of such time.

(b)     Calypso and Merger Sub will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing. No preliminary or permanent injunction or other order, decree or ruling issued by a court or other governmental authority of competent jurisdiction nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority of competent jurisdiction will be in effect which would have the effect of (i) making the consummation of the Merger illegal, or (ii) otherwise prohibiting the consummation of the Merger.

(c)     On or before the Closing, the directors of Calypso and Merger Sub, and Calypso as sole stockholder of Merger Sub, will have approved in accordance with applicable provisions of the NRS the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

(d)     On or before the Closing, Calypso and Merger Sub will have delivered to Media Depot certified copies of resolutions of the sole stockholder and directors of Merger Sub and of the directors and stockholders of Calypso, if required, approving and authorizing:

(i)  the execution, delivery and performance of this Agreement and all necessary and proper     actions to enable Calypso and Merger Sub to comply with the terms of this Agreement;

     (ii)    the election of Media Depot’s nominees to the Board of Directors of Calypso and all matters outlined or contemplated herein; and

(iii)   the submission and filing of the appropriate documents to change the corporate domicile of Calypso from the State  of Delaware to Nevada.

      (e)     The Merger will be permitted by applicable state law and Calypso will have sufficient shares of its common stock authorized to complete the Merger at the Effective Time of the Merger and the transactions contemplated hereby.

(f)      The change in domicile and name change will have been approved by the requisite vote of the stockholders of Calypso, acting by written consent in lieu of a special meeting thereof, and the appropriate documents will have been prepared and filed in accordance with the applicable requirements of the NRS and DGCL.

(g)     At Closing, all of the directors and officers of Calypso and Merger Sub will have resigned in writing from their positions as directors and executive officers of Calypso and Merger Sub, respectively, effective upon the election and appointment of Media Depot nominees, and the directors of Calypso will have taken such action as may be deemed necessary or desirable by Media Depot regarding such election and appointment of the Media Depot nominees.

(h)     At the Closing, all instruments and documents delivered by Calypso or Merger Sub, including to Media Depot Stockholders pursuant to the provisions hereof, will be reasonably satisfactory to legal counsel for Media Depot.

(i)     The capitalization of Calypso and Merger Sub will be the same as described in Section 5(h) above.

(j)     The shares of Calypso common stock to be issued to Media Depot Stockholders at Closing will be validly issued, nonassessable and fully paid under the applicable provisions of the NRS and will be issued in a private, nonpublic offering in compliance with all federal, state and applicable securities laws.

(k)     Media Depot will have received all necessary and required approvals and consents from required parties and from its stockholders.

(l)     At the Closing, Calypso and Merger Sub will have delivered to Media Depot an opinion of Calypso’s legal counsel dated as of the Closing to the effect that:

(i)   Each of Calypso and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(ii)  Calypso and Merger Sub each has the corporate power to execute, deliver and perform its respective obligations under this Agreement;

(iii) This Agreement has been duly authorized, executed and delivered by Calypso and Merger Sub and is a valid and binding obligation of Calypso and Merger Sub enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity;

(iv) Calypso and Merger Sub each through its Board of Directors and/or stockholders, as required, have taken all corporate action necessary for performance under this Agreement;

(v)  The documents executed by Calypso and delivered to Media Depot hereunder are valid and binding in accordance with their terms and vest in Media Depot and Media Depot Stockholders all right, title and interest in and to the shares of Calypso’s common stock to be issued pursuant to Section 2 hereof, and the shares of Calypso common stock when issued will be duly and validly issued, fully paid and nonassessable;

(vi) The shares of Calypso common stock issued pursuant to this Agreement will be deemed “restricted securities” and may be sold or otherwise transferred upon the satisfaction of the provisions of Rule 144, or pursuant to any other appropriate exemption or registration under the Securities Act;

(vii) Calypso has satisfied its reporting requirements pursuant to the Exchange Act and has fulfilled all disclosure obligations under such Act and applicable securities laws; and

(viii)Current stockholders of Calypso common stock will have no appraisal or similar rights as a result of consummation of this Agreement and the transactions contemplated hereby.

(m)     Media Depot will have completed its financial and legal due diligence investigation of Calypso with results thereof satisfactory to Media Depot in its sole discretion.

      Section 9      Conditions Precedent to the Obligations of Calypso and Merger Sub. All obligations of Calypso and Merger Sub under this Agreement are subject to the fulfillment, prior to or at the Closing and/or the Effective Time of the Merger, of each of the following conditions:

(a)     The representations and warranties by Media Depot contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith, will be true at and as of the Closing and the Effective Time of the Merger as though such representations and warranties were made at and as of such times.

(b)     Media Depot will have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

(c)     On or before the Closing, the directors of Media Depot will have approved in accordance with applicable state corporation law the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and will have submitted the same to the stockholders of Media Depot.

(d)     On or before the Closing Date, Media Depot will have delivered certified copies of resolutions of the stockholders and directors of Media Depot approving and authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and authorizing all of the necessary and proper action to enable Media Depot to comply with the terms of this Agreement.

(e)     The Merger will be permitted by applicable state law.

(f)     Prior to the Closing, Calypso must receive from each Media Depot Stockholder an “investment letter” or other equivalent document providing representations that the shares of Calypso common stock to be issued in the Merger are, among other things;

     (i)     being acquired for investment purposes and not with a view to public resale;

     (ii)     being acquired for the investor’s own account; and

           (iii)     restricted and may not be resold, except in reliance of an exemption under the Act.

( g)     At the Closing, all instruments and documents delivered by Media Depot pursuant to the provisions hereof will be reasonably satisfactory to legal counsel for Calypso.

(h )     The capitalization of Media Depot will be the same as described in Section 4(a) hereof, subject to exercise or conversion of currently outstanding exercisable or convertible securities.

(i )     Calypso will have received all necessary and requisite approvals and consents from required parties and from its stockholders, and this Agreement and the Merger will have been adopted and approved by the requisite vote of Media Depot Stockholders.

( j)     At the Closing, Media Depot will have delivered to Calypso an opinion of Media Depot’s legal counsel dated as of the Closing to the effect that:

(i)   Media Depot is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(ii)  This Agreement has been duly authorized, executed and delivered by Media Depot and is a valid and binding obligation of Media Depot enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights and general principles of equity;

(iii)  Media Depot, through its Board of Directors and stockholders has taken all corporate action necessary for performance of its obligations under this Agreement; and

(iv) Media Depot has the corporate power to execute, deliver and perform its obligations under this Agreement.

(k)     Calypso will have an exemption from registration under the Securities Act and the securities laws of the States of Delaware and Nevada and the various states of residence of Media Depot Stockholders for issuance of the shares of Calypso common stock to be issued to Media Depot Stockholders in the Merger.

        SECTION 10      Survival. The representations and warranties contained in this A greement and any other document or certificate relating hereto will survive and continue in full force and effect for a period of six months after the Effective Time of the Merger.

      SECTION 11      Nature of Representations. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, covenants and agreements contained in this Agreement and the other documents delivered at the Closing and not upon any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

     SECTION 12      Documents at Closing. At the Closing, the following documents will be delivered:

(a)     Media Depot will deliver, or will cause to be delivered, to Calypso the following:

(i)   a certificate executed by the President of Media Depot to the effect that all representations and warranties made by Media Depot under this Agreement are true and correct as of the Closing and as of the Effective Time of the Merger, the same as though originally given to Calypso or Merger Sub on said date and that Media Depot has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time of the Merger;

(ii)  a certificate from the state of Media Depot’s incorporation dated within five business days of the Closing to the effect that Media Depot is in good standing under the laws of said state;

(iii)  such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement and the other Transaction Documents;

(iv) executed copy of the Certificate of Merger for filing in Nevada and Delaware;

(v) certified copies of resolutions adopted by Media Depot Stockholders and the directors of Media Depot approving the Merger Agreement and other Transaction Documents and authorizing the Merger;

(vi) the opinion of Media Depot’s counsel as described in Section 9(j) above; and

(vii) all other items, the delivery of which is a condition precedent to the obligations of Calypso and Merger Sub, as set forth in Section 9 above.

(b)     Calypso and Merger Sub will deliver or cause to be delivered to Media Depot:

(i)   stock certificates representing those securities of Calypso to be issued to Media Depot Stockholders as a part of the Merger as described in Section 2 hereof;

(ii)  a certificate of the President of Calypso and Merger Sub, respectively, to the effect that all representations and warranties of Calypso and Merger Sub made under this Agreement are true and correct as of the Closing, the same as though originally given to Media Depot on said date; and that each of Calypso and Merger Sub has performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time of the Merger;

(iii)  certified copies of resolutions adopted by Calypso’s and Merger Sub’s Board of Directors and Merger Sub’s sole stockholder approving the Merger Agreement and authorizing the Merger and all related matters; and certified copies of resolutions adopted by the stockholders of Calypso approving the matters described in Section 7(c) above;

(iv) certificates from the jurisdiction of incorporation of Calypso and Merger Sub dated within five business days of the Closing Date that each of said corporations is in good standing under the laws of said state;

(v)    executed copy of the Certificate of Merger for filing in Nevada and Delaware;

(vi)   opinion of Calypso’s counsel as described in Section 8(l) above;

(vii)  such other instruments and documents as are required to be delivered pursuant to    the provisions of this Agreement;

(viii) written resignation of all of the officers and directors of Calypso and Merger Sub;   and

(ix)  all other items, the delivery of which is a condition precedent to the obligations of   Media Depot, as set forth in Section 8 hereof.

      SECTION 13      Finder’s Fees.

      (a)     Calypso and Merger Sub, jointly and severally, represent and warrant to Media Depot, and Media Depot represents and warrants to Calypso and Merger Sub that, except as set forth in subsection (b) below, none of them, or any party acting on their behalf, has incurred any liabilities, either express or implied, to any “broker” or “finder” or similar person in connection with this Agreement or any of the transactions contemplated hereby.

      (b)     The parties to this Agreement hereby agree that in consideration for the introduction of Media Depot to Calypso and for assisting in the negotiations that directly led to the execution of this Agreement and for the transactions contemplated hereby, Media Depot will have immediately prior to the execution of this Agreement, issued to Leonard E. Neilson 250 shares of Media Depot common stock, which shares will be exchange for 250,000 shares of Calypso common stock upon the Closing and the Effective Time of the Merger.

      SECTION 14      Additional Covenants. Between the date hereof and the Closing, except with prior written consent of the other party:

(a)     Calypso, Merger Sub and Media Depot will conduct their business only in the usual and ordinary course and the character of such business will not be changed nor will any different business be undertaken;

(b)     No change will be made in the Certificate of Incorporation or Bylaws of Calypso, Merger Sub or Media Depot except as described herein;

(c)     No change will be made in the authorized or issued shares of Calypso except as set forth herein;

(d)     Neither Calypso nor Media Depot will discharge or satisfy any lien or encumbrance or obligation or liability, other than current liabilities shown on the financial statements heretofore delivered and current liabilities incurred since that date in the ordinary course of business; and

(e)     Calypso will not make any payment or distribution to its stockholders or purchase or redeem any shares or common stock except as set forth herein.

      SECTION 15      Post-Closing Covenants. After the Closing and within four days thereof, Media Depot will cause Calypso to timely file with the SEC a current report on Form 8-K to report the Merger Closing. Also, immediately following the Closing, Media Depot agrees to cause to be prepared on behalf of Calypso and filed with the SEC a registration statement on Form SB-2 (or other appropriate Form) for the registration for resale of the 1,500,000 shares of Calypso common stock currently issued and outstanding and an indeterminate number of additional Calypso common stock that may be included in the registration statement at the discretion of the Calypso Board of Directors following the Effective Time of the Merger. The Calypso Board of Directors will use   its  best efforts

to respond to any and all comments by the SEC relating to the registration statement and to cause to be prepared and filed any and all amendments to the registration statement in order to facilitate the effectiveness thereof. Further, following effectiveness of the registration statement, the Calypso Board of Directors will cause to be prepared and filed with the appropriate agency an application to have the shares of Calypso common stock eligible for trading on the Over-the-Counter Bulletin Board or other equivalent trading medium.

       SECTION 16      Termination . This Agreement may be terminated at any time prior to the Effective Time of the Merger, by action taken or authorized by the Board of Directors of the terminating party or parties and, except as provided below, whether before or after approval of the matters presented in connection with the Merger by the stockholders of Calypso or Media Depot:

(a)     By mutual written consent of Calypso and Media Depot;

(b)    By either Calypso or Media Depot, if the Effective time of the Merger will not have occurred on or before December 31,   2007 (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 16(b) will not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in, the failure of the Effective Time of the Merger to occur on or before the Termination Date;

(c)     By either Calypso or Media Depot if any governmental entity

     (i)    will have issued an order, decree or ruling or taken any other action (which the parties will use their reasonable best efforts to resist, resolve or lift, as applicable) permanently restraining, enjoining or otherwise prohibiting the transaction contemplated by this Agreement and such order, decree, ruling or other action will have become final and nonappealable; or

     (ii)    will have failed to issue an order, decree or ruling or to take any other action and such denial of a request to issue such order, decree, ruling or take such other action will have become final and nonappealable (which order, decree, ruling or other action the parties will have used their reasonable best efforts to obtain); if such action under (i) and/or (ii) is necessary to fulfill the conditions set forth in Sections 8 and 9, as applicable;

(d)     By either Calypso or Media Depot, if the approvals of the respective stockholders of either Calypso or Media Depot contemplated by this Agreement will not have been obtained by reason of the failure to obtain the required vote of stockholders or consent to the respective matters as to which such approval was sought;

(e)     By Calypso, if Media Depot will have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in Section 9 are not capable of being satisfied on or before the Termination Date; or

(f)     By Media Depot, if Calypso will have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, such that the conditions set forth in Section 8 are not capable of being satisfied on or before the Termination Date.

      SECTION 17      Effect of Termination. In the event of termination of this Agreement by either Calypso or Media Depot as provided in Section 16 (other than Sections 16(e) or (f)), this Agreement will forthwith become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors.

     SECTION 18      Miscellaneous .

(a)      Further Assurances. At any time and from time to time after the Effective Time of the Merger, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

(b)      Waiver . Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

(c)      Amendment . This Agreement may be amended only in writing as agreed to by all parties hereto.

(d)      Notices . All notices and other communications hereunder will be in writing and will be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of the noticed party.

(e)      Headings . The section and subsection headings in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(f)      Counterparts . This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(g)      Binding Effect. This Agreement will be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

(h)      Entire Agreement. This Agreement and the attached Exhibits, including the Certificate of Merger, is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

(i)      Severabilit y. If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement will remain in full force and effect.

(j)      Responsibility and Costs. Whether the Merger is consummated or not and except as otherwise set forth below, all fees, expenses and out-of-pocket costs including, but not limited to, fees and disbursements of counsel, financial advisors and accountants and expenses associated with fulfillment of the obligations set forth herein, that are incurred by the parties hereto will be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the Merger constitutes a breach of the terms hereof, in which event the breaching party will be responsible for all costs of all parties hereto. Notwithstanding the above, the parties agree that Media Depot will pay to Leonard E. Neilson, Attorney at Law, all reasonable legal fees, expenses and costs associated with the preparation and execution of this Agreement and all transactions, agreements and documents associated thereto and contemplated hereby, which amount for such legal fees will be approximately $25,000.00 plus expenses. All printing expenses and Edgar filing expenses, will be paid by Media Depot, and any and all filing fees, finders’ fees, commissions, sales costs and other reasonable expenses associated with this Agreement will be paid by Media Depot.

(k)      Governing Law. This Agreement will be governed and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of law.

[Signatures on Following Page]

      IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

Media Depot, Inc.

 By:__/s/_ Matt Hoff_________________
           Matt Hoff

          Its:     President

         Calypso Financial Services, Inc.

                                                                    By: _/s/ Edward F. Cowle____________

                                                                           Edward F. Cowle

                                                                           Its:     President

        Calypso Acquisitions, Inc.

 By:__/s/ Geoff Williams_____________

        Geoff Williams

        Its:     President

                                                                             Calypso Stockholders

 /s/ H. Deworth Williams_____________

 H. Deworth Williams

/s/ Edward F. Cowle________________

 Edward F. Cowle

APPENDIX D

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

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(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to

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appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

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(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to

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an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16.)

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